                                                                   EXHIBIT 10(z)


                                  WORK LETTER

THIS WORK LETTER AGREEMENT ("WORK LETTER AGREEMENT") is entered into as of August 25, 2000, by and between ALTON IRVINE PARTNERS, LLC, a California limited liability company ("LANDLORD"), and RAINBOW TECHNOLOGIES, INC., a Delaware corporation ("TENANT").

                                   RECITALS:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "LEASE") covering certain premises (the "PREMISES") more particularly described in the Lease. All terms not defined herein shall have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are hereby incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

                                   AGREEMENT:

        1. TENANT IMPROVEMENTS. As used in the Lease and this Work Letter Agreement, the term "TENANT IMPROVEMENTS" or "TENANT IMPROVEMENT WORK" means those items of general tenant improvement construction shown on the Final Plans (described in Section 4 below), more particularly described in Section 5 below.

        2. WORK SCHEDULE. Within ten (10) days after the execution of this Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("WORK SCHEDULE") which will set forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, and, once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Landlord may, from time to time during construction of the Tenant Improvements, modify the Work Schedule as Landlord reasonably deems appropriate. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted.

        3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("LANDLORD'S REPRESENTATIVE") to act for Landlord in all matters covered by this Work Letter Agreement: David Pittman and Robert Long. Tenant hereby appoints the following person(s) as Tenant's representative ("TENANT'S REPRESENTATIVE") to act for Tenant in all matters covered by this Work Letter Agreement: Randy Bennett. All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

        4. TENANT IMPROVEMENT PLANS.

               a. PREPARATION OF SPACE PLANS. In accordance with the Work Schedule, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing preliminary space plans for the layout of Premises ("SPACE PLANS"); provided, however, that Tenant may at its option select the space planner so long as (i) the cost thereof is commercially reasonable (as determined by Landlord in the exercise of its reasonable discretion), and (ii) such space planner agrees in writing in favor of Landlord to observe all deadlines contained in the Work Schedule. The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.



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               b. PREPARATION OF FINAL PLANS. Based on the approved Space Plans, and in accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "FINAL PLANS"). The
Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the Base Building Shell (as such term is defined in Schedule 1 attached hereto); and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans.

               c. REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Base Building Shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the "STANDARDS"), then compatible with and of at least equal quality as the Standards and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as reasonably determined by Landlord.

               d. SUBMITTAL OF FINAL PLANS. Once approved by Landlord and Tenant, Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes will be subject to the terms of Section 5(c) below.

               e. CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Base Building Shell, the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Section 5 below.

               f. WORK COST ESTIMATE AND STATEMENT. Subject to Section 6 below (including without limitation selection of the Contractor by competitive bidding) and prior to the commencement of construction of any of the Tenant Improvements shown on the Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises are located (the "WORK COST ESTIMATE"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "WORK COST STATEMENT"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Section 6 hereof.

        5. PAYMENT FOR THE TENANT IMPROVEMENTS.

               a. ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $26.00 per Usable Square Foot (defined below) of the Premises (the "Allowance"). Subject to Paragraph (e) below, the Allowance is to be used only for:

                      i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans. The Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect and Tenant's architect/space planner.

                      ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

                      iii) Construction of the Tenant Improvements, including, without limitation, the following:





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                                (1) Installation within the Premises of all
partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                                (2) All electrical wiring, lighting fixtures,
outlets and switches, and other electrical work necessary for the Premises (except to the extent included in Base Building Shell);

                                (3) The furnishing and installation of all duct
work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises;

                                (4) Any additional improvements to the Premises
required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, security systems or other special systems or improvements;

                                (5) [Intentionally Omitted]

                                (6) All plumbing, fixtures, pipes and
accessories necessary for the Premises;

                                (7) Testing and inspection costs;

                                (8) the reasonable cost of any project manager
engaged by Tenant; and

                                (9) Fees for the Contractor and tenant
improvement coordinator engaged by Landlord, including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements.

               b. EXCESS COSTS. The cost of each item referenced in Section 5(a) above shall be charged against the Allowance. If the Work Cost exceeds the Allowance (such excess shall be referred to herein as the "Excess Amount"), Tenant may amortize the Excess Amount over the initial Term of the Lease as additional Monthly Base Rent utilizing an interest rate factor of 9.50%; provided, however, that in no event shall Tenant be allowed to amortize more than $2.50 per Useable Square Foot into Monthly Base Rent (the "Maximum Amortized TI Amount"). Tenant shall deliver notice to Landlord of Tenant's intent to amortize any such Excess Cost ("Amortization Notice") within five (5) business days after Tenant's approval of the Work Cost Estimate. The Amortization Notice shall be accompanied by payment in full of the amount (if any) by which the Excess Amount exceeds the sum of (i) the Allowance and (ii) the Maximum Amortized TI Amount. In the alternative, Tenant may pay to Landlord the Excess Amount prior to the expiration of such five (5) business day period. Tenant's failure to deliver the Amortization Notice by the expiration of such five (5) business day period shall be deemed an election to pay the Excess Amount to Landlord in full. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be reasonably determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter. As used herein, "Useable Square Feet" means the Rentable Square Footage of the Building as set forth in Section 1(d) of the Lease, less the aggregate square footage of the following: (i) first and second floor core lobbies, (ii) restrooms, (iii) elevators, (iv) stairwells, and
(v) the distributed HVAC systems within the Building. In no event will the Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

               c. CHANGES. If, after the Final Plans have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto are to be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Section 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Section 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Section 4 above, or if the change would unreasonably delay construction of the Tenant Improvements and the Commencement Date of the Lease (unless, in the case of a change which would delay the Commencement Date, Tenant prepays Monthly Base Rent and other charges due hereunder for the estimated period of such delay, which prepayment shall be reconciled against the actual period of delay and appropriate adjustments between the parties made as soon as reasonably possible following completion of construction of the Tenant Improvements).

               d. GOVERNMENTAL COST INCREASES. If increases in the cost of the Tenant Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase within five (5) days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

               e. UNUSED ALLOWANCE AMOUNTS. Tenant may apply any unused portion of the Allowance upon completion of the Tenant Improvements (up to a maximum amount equal to one month of Monthly Base Rent at $1.70 PSF) against Tenant's Monthly Base Rent due for the second full month of the initial Term. Any remaining unused Allowance will not be refunded to Tenant or be available to

Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for Excess Costs, in which case the unused Allowance may be applied toward such Excess Cost amounts and paid to Tenant.

        6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Tenant approves the Final Plans and Work Cost Statement, Landlord will be under no obligation to cause the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Section 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance (or Tenant's delivery of the Amortization Notice and payment of any excess amount as provided in Paragraph 5(b) above), if any, the general contractor selected in accordance with this Section 6 ("Contractor") will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Section 7 below) and Force Majeure Delays (as described in Section 8 below). Tenant may select the Contractor following a competitive bid process conducted jointly by Landlord and Tenant, provided that (i) any such contractor selected shall be duly licensed, shall carry insurance with coverages and in amounts determined by Landlord in the exercise of Landlord's reasonable discretion and shall otherwise be reasonably acceptable to Landlord, and (ii) Facility Builders & Erectors, Inc. ("FB&E") shall have the opportunity to bid the job and match any low bid, in which event FB&E shall be selected as the Contractor for the Tenant Improvements.

               a. COMMENCEMENT DATE. The Term of the Lease will commence on the date (the "COMMENCEMENT DATE") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises; or (ii) the date the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Tenant Improvements is delayed as a result of any Tenant Delays described in Section 7 below, then the Commencement Date as would otherwise have been established pursuant to this Section 6(a)(ii) will be accelerated by the number of days of such Tenant Delays. Notwithstanding anything contained in this subparagraph (a) to the contrary, no such acceleration of the Commencement Date due to a Tenant Delay shall occur with respect to the first occurrence of a Tenant Delay so long as the duration of such Tenant Delay shall not exceed three (3) calendar days.

               b. SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Section 6(a)(ii) above, the Tenant Improvements will be deemed to be "SUBSTANTIALLY COMPLETED" when the Contractor certifies in writing to Landlord and Tenant that
Landlord: (a) is able to provide Tenant with access to the Premises; (b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (c) has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within ten (10) days after receipt of such certificate from the Contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those decoration and other punch-list items which require completion. Landlord shall complete all punchlist items within thirty (30) days following the date of such walkthrough; provided however, that if the nature of a given punchlist item is such that more than thirty (30) days are required for completion, then Landlord will not be deemed in default if it commences such cure within such thirty (30) day period and thereafter diligently pursues the same to completion.

               c. DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when the Tenant Improvements have been substantially completed in accordance with Section (b) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the Estimated Commencement Date set forth in
Section 1(f) of the Summary. Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Estimated Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Estimated Commencement Date specified in Section 1.7 of the Summary, the Lease will not be void or voidable (except as provided herein), nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but if such late delivery is due to Landlord's negligence or willful misconduct or due to any Force Majeure Delay(s), then, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term will be extended one (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant. Notwithstanding anything to the contrary contained herein, in the event Landlord is unable to deliver possession of the Premises to Tenant (in accordance with the terms of this Work Letter) by the date which is one hundred twenty (120) days following the Estimated Commencement Date, Tenant shall have the option to terminate this Lease; provided, however, that any such right of termination shall be deemed waived if not exercised prior to the date Landlord delivers possession of the Premises to Tenant in accordance with the terms hereof.

        7. TENANT DELAYS. For purposes of this Work Letter Agreement, "TENANT DELAYS" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement (including without limitation any delay cause by Tenant's space planner); (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Standards; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost;



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

(e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

8. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "FORCE MAJEURE DELAYS" means any actual delay in the construction of the Tenant Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Section 32 of the Lease.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                                LANDLORD:


RAINBOW TECHNOLOGIES, INC.             ALTON IRVINE PARTNERS, LLC, a California
a Delaware corporation                 limited liability company


By: /s/ WALTER STRAUB                  By: DAVID A. PARKER
   -------------------------------       ---------------------------------------
Print Name: WALTER STRAUB                ALTON IRVINE PARTNERS, LLC
            ----------------------       BY: DAVID A. PARKER
Print Title: PRESIDENT                   PRESIDENT, CHASE PARTNERS LTD.
            ----------------------       MANAGING MEMBER
BY:
   -------------------------------
   Print Name:
              --------------------
   Print Title:
               -------------------

                            SCHEDULE 1 TO EXHIBIT C
                       DEFINITION OF BASE BUILDING SHELL

        Landlord shall be responsible to construct the following improvements (collectively referred to in this Lease as the "Base Building Shell") and such improvements shall not be considered Tenant Improvements:

Building Shell Construction Standards:

  Site Work

        DESIGN

         - In accordance with site planning and design criteria of the City of Irvine.

        UNDERGROUND UTILITIES

         -      277/480 volt, three phase, four wire electrical service

         -      Water

         -      Storm sewer

         -      Sanitary sewer

         -      Telephone

         -      Gas

        PARKING LOT

         - Asphalt with concrete curbs and concrete curb and gutter where storm water run off is adjacent to curb

        PARKING LOT LIGHTING

         -      High pressure sodium, pole top, to City standard lighting levels

        PEDESTRIAN LIGHTING

         - Tree uplighting and low level metal bollard fixtures to City standard lighting levels

        LANDSCAPING

         - Exterior building and parking areas to be landscaped and irrigated with automatic sprinkler system per approved Landscape Architecture

        WALL PANELS

         - Site cast tilt-up concrete, 8 1/2" thick, reinforced panels, integral reveals with a painted finish

        GLASS & GLAZING SYSTEMS

         - All elevations, 1/4" reflective glass in a 2 1/2" X 4" aluminum mullion system

         -      5' tall windows around the building perimeter

        ENTRANCE WINDOW WALLS

         - Glass curtain wall of 1/4" tinted glass, narrow stile entrance doors, concealed overhead closers. Similarly designed window walls at the 2 secondary entrance/exits from the building

        ENTRY FEATURE

         - Architectural feature combining canopy and column elements with architectural paving

  Structural Systems

        SLAB ON GRADE FLOOR

         - 5" concrete with #3 reinforcing bars at 18" o/c each way over 4" of sand with 10-mil visqueen barrier centered in sand

         -      20' X 30' structural bays

        2ND FLOOR SYSTEM

         - Steel beams and columns with truss joists at 24" o/c, 3/4" plywood with 1" Gyp-Crete fill

         -      40' X 30' columns spacing

         - Open web steel girders with open web steel joists at 6'0", 3/4" plywood over metal decking with 1" Gyp-Crete topping

        ROOF SYSTEM

         -      Column and truss system with concrete equipment pad

Thermal Moisture Protection

        ROOF SYSTEM

         - 4-ply built-up roof over rigid insulation over 1 1/2" metal deck consisting of 3-plys of roofing material with mineral cap sheet

        INSULATION

         -      R-19 rigid insulation at roof

        FLOOR/CEILING HEIGHTS

         -      Floor-to-floor dimensions: 15'0"

         -      First floor ceiling height: 10'0"

         -      Second floor ceiling height: 10'0"

        MECHANICAL SCREEN

         - Architectural metal panels mounted on a support framing to match concrete wall panels.

Exit Stairway

        TREADS & LANDINGS

         -      Pan filled concrete, with vinyl treads and vinyl tile

        EXTERIOR DOORS

         -      Hollow metal, 3' X 8' typical

Lobby Stairway

        TREADS & LANDINGS

         -      Wood construction with carpet

Lobby Finishes

        FLOORING

         -      Carpet

         -      4" topset rubber base

        WALLS

         -      Painted drywall

         -      Open to second floor

        CEILINGS

         -      Drywall finished smooth and painted to match walls

        SUITE ENTRY DOORS

         - 3' X 8'0" solid core, hardwood finished doors in aluminum frames with dull chrome finish hardware

        LIGHTING

         - Recessed down light fixtures, with chrome trim ring and wall mounted sconce light fixtures

Toilet Rooms

        FLOORS

         -      8" X 8" paver tile

        WALLS

         -      8" X 8" tile to 4'6" wainscot height on wet walls

         - 5/8" water resistant gypsum drywall on 3 5/8" studs to secured to structure for other walls

         -      Accent wall to be painted

         -      3 1/2" acoustic heat insulation to all walls

        CEILING

         -      Painted smooth finish drywall

        TOILET COMPARTMENTS

         -      Floor mounted partitions with plastic laminate finish

        LAVATORIES

         -      Plastic laminate lavatory top with self-rimming porcelain sink

        MIRRORS

         - Vision quality mirrors above lavatories, full width and full height to ceiling, one mirror per Toilet Room

        ACCESSORIES

         -      Bobrick style recessed and semi-recessed stainless steel

Janitorial Room

         - On 1st floor with drywall walls, FRP back splash and Janitor's sink

Elevator

        PASSENGER ELEVATOR

         -      Hydraulic

         -      Speed: 150 feet per minute

         -      Capacity: 2,500 pounds

         -      Ceiling height: 8'0"

         -      Cab return and door: Brushed stainless steel

         -      Cab ceiling: Polished stainless steel

         -      Cab floor: Carpet to match Lobby carpet

         -      Cab walls: Plastic laminate panels

         -      Cab base: Brushed stainless steel

         -      Cab lighting: Down lights/manufacturer standard

         -      Elevator Machine Room will be provided

Mechanical systems

        HVAC

         - Air conditioning is provided by roof top packaged VAV units, one per floor. Main supply air duct loop and hot water supply and return pipes for re-heat are provided in shell

         -      Exhaust air from Restrooms is provided by roof mounted exhaust


        PLUMBING

         -      One 4" sewer lateral

         -      One 2" water service

         -      One 3" gas line

        FIRE PROTECTION SYSTEM

         -      All buildings fully sprinklered (drops by tenant)

         -      System designed for Ordinary Hazard - Group II

Electrical Systems

         -      227/480 volt three phase 4 wire service

         -      Transformer on grade with bus duct

         -      Electrical service capacity suitable for:

         - 31 watts per s.f. of building, to accommodate HVAC, lighting, data processing, computer loads and convenience outlets

         - Main Electrical Room supplied with underground pull sections, 1600 amp 277/480 volt multi metering main switchboard. One 800 amp meter and main with house meter and main circuit breaker.
                (4) 200 amp future meter and main spaces for tenant spaces, One 277/480 volt and one 120/208 volt house panel with space for future tenant's power distribution.

         - One 4" conduit underground incoming conduit for telephone services

         -      Conduit size for 2000 amp service

         - (1) 4" conduit from Electrical Room to public utility easement(s) for connection to data/fiber-optic service as available

         - Conduit system for telephone will be brought to building Electrical Room via two (2) 4" diameter conduit sleeves

         -      Plywood back board shall be provided in the Electrical Room

         - (1) 4" conduit from telephone backboard to stub out at street for future cable

                         STANDARD OFFICE BUILDING LEASE

                                    BETWEEN

       ALTON IRVINE PARTNERS, LLC, a California limited liability company

                                    LANDLORD

                                      AND

               RAINBOW TECHNOLOGIES, INC., a Delaware corporation

                                     TENANT

                               TABLE OF CONTENTS
                               -----------------


                                                                               Page
                                                                               ----
1.      BASIC LEASE TERMS ....................................................  1
2.      PREMISES AND COMMON AREAS ............................................  2
3.      TERM .................................................................  2
4.      POSSESSION ...........................................................  3
5.      RENT .................................................................  4
6.      OPERATING EXPENSES ...................................................  5
7.      SECURITY DEPOSIT .....................................................  5
8.      USE ..................................................................  6
9.      NOTICES ..............................................................  6
10.     BROKERS ..............................................................  6
11.     SURRENDER; HOLDING OVER; PERSONAL PROPERTY TAXES .....................  7
12.     ALTERATIONS ..........................................................  7
13.     REPAIRS ..............................................................  9
14.     LIENS ................................................................  9
15.     ENTRY BY LANDLORD .................................................... 10
16.     UTILITIES AND SERVICES ............................................... 10
17.     ASSUMPTION OF RISK AND INDEMNIFICATION ............................... 10
18.     INSURANCE ............................................................ 11
19.     DAMAGE OR DESTRUCTION ................................................ 13
20.     EMINENT DOMAIN ....................................................... 14
21.     DEFAULTS AND REMEDIES ................................................ 15
22.     LANDLORD'S DEFAULT ................................................... 17
23.     ASSIGNMENT AND SUBLETTING ............................................ 17
24.     SUBORDINATION ........................................................ 19
25.     ESTOPPEL CERTIFICATE ................................................. 19
26.     EASEMENTS ............................................................ 20
27.     RULES AND REGULATIONS ................................................ 20
28.     MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS .... 20
29.     DEFINITION OF LANDLORD ............................................... 20
30.     WAIVER ............................................................... 20
31.     PARKING .............................................................. 21
32.     FORCE MAJEURE ........................................................ 21
33.     SIGNS ................................................................ 21
34.     LIMITATION ON LIABILITY .............................................. 21
35.     FINANCIAL STATEMENTS ................................................. 22



                                      (i)

                                                                               Page
                                                                               ----
36.     QUIET ENJOYMENT ...................................................... 22
37.     AUCTIONS ............................................................. 22
38.     RIGHT OF FIRST OFFER ................................................. 22
39.     MISCELLANEOUS ........................................................ 23

40.     EXECUTION OF LEASE. .................................................. 24

EXHIBITS:
A-I     Site Plan
A-II    Legal Description of Premises
B       Adjustments to Monthly Base Rent
C       Work Letter Agreement
D       Notice of Lease Term Dates
E       Definition of Operating Expenses
F       Estoppel Certificate
G       Rules and Regulations
H       Subordination, Non-Disturbance and Attornment Agreement
I       Memorandum of Lease




                                      (ii)

                         STANDARD OFFICE BUILDING LEASE
                         ------------------------------

        This STANDARD OFFICE BUILDING LEASE ("Lease") is entered into as of August 25, 2000, by and between ALTON IRVINE PARTNERS, LLC, a California limited liability company ("Landlord"), and RAINBOW TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

        1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

               (a) LANDLORD'S ADDRESS (For Notices):

                   Alton Irvine Partners, LLC
                   c/o Acacia Properties
                   250 Newport Center Drive, Suite 101
                   Newport Beach, California 92660
                   Attention:  Mr. David Pittman

or such other place as Landlord may from time to time designate by notice to Tenant.

               (b) TENANT'S ADDRESS (For Notices):

                   Rainbow Technologies
                   8 Hughes
                   Irvine, California

                   With a Copy to:

                   Rainbow Technologies
                   50 Technology Drive
                   Irvine, California 92618
                   Attention: Ms. Cheryl G. Baffa

               (c) LAND: That certain real property located in the City of Irvine (the "City"), County of Orange (the "County"), State of California ("State"), as more particularly described in Exhibit "A-II" attached hereto.

               (d) PREMISES: The Land and the building currently located thereon (the "Building") commonly known as 8 Hughes, Irvine, California, including without limitation loading and unloading areas for the Building, trash areas for the Building, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, and similar areas and facilities situated within the Land and appurtenant to the Building. The parties hereby stipulate and agree that, for all purposes under this Lease, the Building shall be deemed to contain 43,586 rentable square feet. For purposes of calculating Monthly Base Rent and other amounts which vary with the size of the Premises, the size of the Premises shall be deemed coextensive with the size of the Building. Tenant acknowledges receipt of documentation prepared by Landlord's architect which substantiates the Building measurement referred to above. The Premises are depicted on the Site Plan shown on Exhibit "A-I."

               (e) TERM: Five (5) Lease Years.

               (f) ESTIMATED COMMENCEMENT DATE: January 1, 2001.

               (g) ESTIMATED EXPIRATION DATE: December 31, 2005.

               (h) COMMENCEMENT DATE: Upon substantial completion of the Tenant Improvements by Landlord, in accordance with the provisions of the Work Letter Agreement attached hereto as Exhibit "C" ("Work Letter Agreement")

               (i) INITIAL MONTHLY BASE RENT: Seventy-four thousand sixty-two and 20/100 Dollars ($74,062.20), subject to adjustment as provided in Exhibit "B" and as otherwise provided in this Lease.

               (j) SECURITY DEPOSIT: Seventy-four thousand sixty-two and 20/100 Dollars ($74,062.20).

               (k) TENANT IMPROVEMENTS: All tenant improvements (as distinguished from Base Building Shell improvements, which shall be constructed at Landlord's cost) installed or to be installed by Landlord or Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement.

               (l) PERMITTED USE: Computer software research and development, general business office uses, sales and training and any other uses consistent with the Building type, in all cases subject to any and all restrictions contained in lawful covenants, conditions and restrictions of record as of the date of mutual execution of this Lease.

               (m) BROKER(s): Grubb & Ellis (James L. Cunningham), representing Landlord CB Richard Ellis Corporate Advisory Services (Jeffrey Shepard), representing Tenant.

               (n) GUARANTOR(s): None.

               (o) INTEREST RATE: shall mean the greater of ten percent (10%) per annum or two percent (2%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth
(25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted to be charged by applicable law.

               (p) EXHIBITS: A through H, inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference.

        This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

        2. PREMISES AND COMMON AREAS.

               (a) PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit "C".

               (b) MUTUAL COVENANTS. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

        3. TERM.

               (a) INITIAL TERM. The term of this Lease ("Term") will be for the period designated in Subparagraph 1(e), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to Subparagraph (b) below. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "Lease Year". Landlord's Notice of Lease Term Dates ("Notice"), in the form of Exhibit "D" attached hereto, will confirm the Commencement Date and the date upon which the Term of this Lease shall end, and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant in accordance with the terms of this Lease and the attached Work Letter. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within five (5) business days of Tenant's receipt of the Notice.

               (b) EXTENSION OF TERM. Provided that Tenant is not in default (as defined in Section 21(a) below) under any of the terms or conditions of this Lease, Landlord hereby grants Tenant the option to extend the term of the lease for two (2) additional periods ("Extended Term") of five (5) years each. Tenant shall notify Landlord by written notice not earlier than twelve (12) months and not later than nine (9) months prior to the Lease expiration of its intention to exercise or not exercise said option. Tenant must have exercised the first of the two Extended Terms in order to exercise its rights with respect to the second Extended Term. The terms of this Lease for the Extended Term shall be unmodified except for Basic Annual Rent and provided that unless otherwise mutually agreed there shall be no new options to extend the Lease other than the options set forth herein. The Monthly Base Rent for each Extended Term shall be set at ninety-five percent (95%) of the then-current Market Rate for the Premises determined as of the commencement date of each of the Extended Terms.

                      (1) The "Market Rate" shall be the prevailing annual rental rate per rentable square foot of the Premises then being charged for comparable buildings located in the Irvine Spectrum submarket ("Comparable Buildings") for improved space comparable to the Premises (or adjusting the rental rate as appropriate for differences therein), which is agreed by Landlord and Tenant or determined by appraisal in accordance with the provisions of the balance of this subparagraph, taking into consideration use, location, quality, age and reputation of the building, the definition of rental area or net rentable area, as the case may be, with respect to which such rental rates are computed, rent concessions or other allowances, abatements, lease assumptions or take-overs, differences in terms and provisions of the applicable leases such as pass-throughs of operating expenses and taxes, moving expenses, tenant improvements, parking rights, the term of the lease (or renewal) under consideration, the extent of services provided thereunder, project and local area amenities, applicable distinctions between "gross" leases and "net" leases, base year figures for escalation purposes, and any other relevant term or condition in making such evaluation.

                      (2) Within thirty (30) days after Tenant shall have given notice to Landlord to renew the Lease, Landlord and Tenant shall attempt to agree upon the Market Rate for the Extended Term. If the parties agree on Market Rate for the Extended Term during that period, they shall immediately execute an amendment to the Lease stating the Market Rate and the amount of Monthly Base Annual Rent for the renewal term.

                      (3) If the parties are unable to agree on the Market Rate for the Extended Term within the thirty (30) day period, then, within ten (10) days after the expiration of that period, each party, at its cost, and by giving notice to the other party, shall appoint a real estate appraiser with MAI designation and at least five years' commercial appraisal experience in the area in which the Premises is located to appraise the Premises and determine the fair rental value for the Premises, taking into consideration the factors described in the first paragraph of this Section. If one party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser, and fair rental value so determined by that appraiser shall be the Market Rate for purposes of this subparagraph. If two appraisers are appointed by the parties as stated above, they shall independently establish fair rental value for the Premises. If the appraisers agree, the Market Rate shall be the fair rental value of the property as agreed by the two appraisers. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, the Market Rate shall be the fair rental value for the Premises as determined by the average of the two appraisals if the higher of the two appraisals is no greater than 110% of the lower of the two appraisals. If, however, the higher of the two appraisals is more than 110% higher than the lower appraisal, the two appraisers shall promptly appoint a third appraiser who shall appraise the Premises and independently determine fair rental value for the Premises, taking into consideration the factors described in the first paragraph of this Section. Each of the parties shall bear one half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser shall have the qualifications stated above and shall further be a person who has not previously acted in any capacity for either party, unless otherwise agreed by the parties. Within thirty (30) days after the selection of the third appraiser, the Market Rate shall be established as the fair rental value of the Premises as determined by an average of the three appraisers; provided, however, that if the low appraisal and/or the high appraisal are/is more than ten percent lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two to establish the Market Rate. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall establish the Market Rate for the Premises during the Extended Term. In the event said established Market Rate is unacceptable to Tenant, Tenant shall have the right to terminate the Lease by giving Landlord written notice of its intention to terminate no later than thirty (30) days after the establishment of the Market Rate in accordance herewith, effective at the end of the applicable Term of the lease.

                      (4) To the extent that the Monthly Base Rent for an Extended Term exceeds the Monthly Base Rent in effect during the calendar month immediately preceding the first month of such Extended Term, Tenant shall deposit an additional sum with Landlord (to be held as a Security Deposit in accordance with Section 7 below) equal to the amount of such excess. Such amount shall be delivered by Tenant to Landlord within five (5) business days after the Market Rate has been established in accordance with this Section 3(b). To the extent that the Monthly Base Rent for an Extended Term is less than the Monthly Base Rent in effect during the calendar month immediately preceding the first month of the Extended Term (such differential shall be referred to herein as the "Excess Security Deposit Amount"), Landlord shall refund to Tenant the Excess Security Deposit Amount so that the Security Deposit is equal to one month of Monthly Base Rent. Landlord shall deliver to Tenant such Excess Security Deposit Amount within five (5) business days after the Market Rate has been established in accordance with this Section 3(b).

        4. POSSESSION.

               (a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant;
(ii) the Security Deposit and the first installments of Monthly Base Rent and Additional Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Paragraph 18 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation. Tenant and Tenant's employees, agent and invitees shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week.

               (b) CONDITION OF PREMISES. Prior to the Commencement Date and in accordance with the Work Letter Agreement, Landlord and Tenant will jointly conduct a walk-through inspection of the Premises and will jointly prepare a punch-list ("Punch-List") of items required to be installed by Landlord under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted, which damage will be corrected or repaired by Landlord, at Tenant's expense or, at Landlord's election, by Tenant, at Tenant's expense. Other than the items specified in the Punch-List and subject to (i) Paragraph (c) below and (ii) Landlord's obligation to repair latent defects in the Premises, by taking possession of the Premises, Tenant will be deemed to have (X) accepted the Premises in its condition on the date of delivery of possession, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and occupancy of the Premises and (Y) acknowledged that the Tenant Improvements have been installed as required by the Work Letter Agreement and that there are no additional items needing work or repair by Landlord. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Tenant acknowledges that, except as specifically provided herein, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of same for the conduct of Tenant's business.

               (c) LANDLORD WARRANTIES. By delivering the Premises to Tenant for occupancy, Landlord shall be deemed to have made the following warranties and covenants to Tenant:

                      (1) The Premises, including without limitation the roof, heating, ventilation and air conditioning systems, windows and seals, structural components and all electrical and plumbing systems and equipment serving the building located thereon, is in good working condition and repair as of the Commencement Date.

                      (2) The Premises and all improvements located thereon, including without limitation the Tenant Improvements, have been constructed in accordance with all laws, rules and regulations applicable thereto, including without limitation the Americans with Disabilities Act of 1990 as amended (the "ADA").

                      (3) Except as otherwise disclosed to Tenant in writing, Landlord has no actual knowledge and has received no notice the existence of Hazardous Materials (defined in Section 8(c) below) in, on or under the Premises. Landlord has previously delivered to Tenant all of the environmental reports, site assessments and evaluations of the Premises in Landlord's possession. Landlord agrees to indemnify, defend and hold harmless Tenant, its directors, officers, partners, members, employees, and agents, from and against any and all losses, claims, damages, penalties, and liability, including the reasonable fees and expenses of counsel, directly or indirectly arising out of the use, generation, storage, release, or disposal of Hazardous Materials on or from the Premises prior to the Commencement Date. The provisions of this Subparagraph (3) relating to Hazardous Materials will survive the expiration or termination of this Lease.

               (d) REMEDY FOR BREACH OF WARRANTIES. In the event Tenant discovers a breach of either warranty set forth in Subparagraph (c)(1) or (c)(2) above, Tenant shall so notify Landlord and shall specify the nature of such purported breach in reasonable detail. Landlord shall have thirty (30) days after receipt of such notice to make appropriate repairs or modifications, provided that if the nature of the repair or modification is such that it cannot be completed within such time period, Landlord may have such additional time to cure such violations as may be necessary provided Landlord initiates a cure within such thirty (30) day period and diligently prosecutes such cure to completion. Notwithstanding anything contained in this Article 4 to the contrary, the warranties set forth in Subparagraph (c)(1) and (c)(2) above shall expire and be of no further force or effect unless Landlord receives notice of a purported breach from Tenant within one hundred eighty (180) days following the Commencement Date.

               (e) BUILDER WARRANTIES. Notwithstanding anything to the contrary contained in this Section 4, in the event (i) any warranty item under Subparagraphs (c)(1) or (c)(2) requires repair, (ii) Landlord does not receive notice from Tenant of such warranty repair item within the one hundred eighty
(180) day period set forth in Subparagraph (d) above, and (iii) such warranty item is or may reasonably be covered by an existing contractor's warranty, Landlord agrees to make a claim on behalf of Tenant and otherwise reasonably cooperate with Tenant in making a claim under such contractor's warranty; provided, however, that (i) Landlord shall incur no out of pocket expense for rendering such assistance to Tenant, and (ii) Landlord shall not be liable to Tenant if such claim is not in fact a covered claim or the contractor which gave the warranty fails to perform under its warranty.

        5. RENT.

               (a) MONTHLY BASE RENT. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then (subject to paragraph 5(d) below) the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset, in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in Exhibit "B".

               (b) ADDITIONAL RENT. All amounts and charges to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, Real Property Taxes and Assessments (as such terms are defined in Exhibit "E"), insurance and repairs, will be considered Additional Rent for purposes of this Lease ("Additional Rent"), and the word "rent" as used in this Lease will include all such Additional Rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

               (c) LATE PAYMENTS. Late payments of Monthly Base Rent and/or any item of Additional Rent will be subject to interest and a late charge as provided in Subparagraph 21(f) below.

               (d) EARLY OCCUPANCY. Notwithstanding anything to the contrary contained in this Lease, Tenant's obligation to pay rent shall begin fifteen
(15) calendar days following the Commencement Date. Rent for any partial calendar month shall be prorated in accordance with Section 5(a) above. During such fifteen (15) day period, Tenant may utilize the Premises solely for the purpose of installing furniture, fixtures, trade fixtures, personal property, telecommunications equipment and cabling (exclusive of the Tenant Improvements).

        6. OPERATING EXPENSES.

               (a) NET LEASE. This Lease is intended to be a fully net Lease. Tenant shall pay all charges and other amounts required under this Lease as Additional Rent, including, without limitation, the charges for Operating Expenses and Real Property Taxes and Assessments applicable to the Premises. All such Additional Rent will be payable by Tenant directly to the applicable taxing authority, insurer, utility, or other person or entity to whom the payment of Operating Expenses or Real Property Taxes and Assessments may be required under this Lease. Real Property Taxes and Assessments shall be paid on or before April 1 and December 1 of each calendar year during the Term, or such other delinquency dates as may become applicable during the Term. Tenant shall notify Landlord in writing of the payment of each installment of Real Property Taxes and Assessments concurrently with payment, as aforesaid, and each such written notice shall contain reasonable evidence of payment. If Tenant fails to pay any such real property taxes, Landlord will have the right to pay the same, in which case Tenant will repay such amount to Landlord with Tenant's next Monthly Base Rent installment together with interest at the Interest Rate. Landlord will also have the same remedies for a default in the timely payment of any Additional Rent as for a default in the timely payment of Monthly Base Rent. In the event the Real Property Taxes and Assessments are billed to Landlord, Tenant shall pay such Real Property Taxes and Assessments within fifteen (15) days after billing by Landlord.

               (b) PRORATIONS. If the Commencement Date or Expiration Date shall occur on a date other than the first or last day, respectively, of a Tax Year, the Real Estate Taxes for the Tax Year (defined below) in which the Commencement Date or Expiration Date occurs shall be prorated based on a three hundred sixty-five (365) day year. As used herein, "Tax Year" means each twelve (12) consecutive month period commencing July 1st of each year during the Term, including any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period.

        7. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant will deposit with Landlord the Security Deposit designated in Subparagraph 1(j). The Security Deposit will be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant fully and faithfully performs its obligations under this Lease, including, without limitation, surrendering the Premises upon the expiration or sooner termination of this Lease in compliance with Subparagraph 11(a) below, the Security Deposit or any balance thereof will be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within fifteen (15) days following the expiration of the Lease Term or as required under applicable law, provided that Landlord may retain the Security Deposit until such time as any outstanding rent or Additional Rent amount has been determined (such period of determination shall in no event exceed thirty (30) days after the expiration of the Lease Term) and paid in full. The Security Deposit is not, and may not be construed by Tenant to constitute, rent for the last month or any portion thereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent or Additional Rent, Landlord may (but will not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant agrees, within fifteen
(15) days after Landlord's written demand therefor, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall constitute a default under this Lease. Landlord is not required to keep Tenant's Security Deposit separate from its general funds, and Tenant is not entitled to interest on such Security Deposit. Should Landlord sell its interest in the Premises during the Term hereof and deposit with the purchaser thereof the then unappropriated Security Deposit funds, Landlord will be discharged from any further liability with respect to such Security Deposit.

        8. USE.

               (a) TENANT'S USE OF THE PREMISES. The Premises may be used for the use or uses set forth in Subparagraph 1(l) only, and Tenant will not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

               (b) COMPLIANCE. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with:
(i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force including, without limitation, the requirements of the ADA and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises. Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 27 below. Tenant agrees not to use or allow the Premises to be used for any unlawful purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises.

               (c) HAZARDOUS MATERIALS. Except for ordinary and general office supplies, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building or any portion thereof by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's members, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises or the Building and which are caused or permitted by Tenant or any of Tenant's Parties; provided, however, that such indemnity shall not cover (and Tenant shall not be required to remediate or otherwise be liable for) the presence of Hazardous Materials on, about or under the Premises resulting from a release originating outside of the Premises (and not caused by an act of Tenant or its employees, agents or invitees). The burden of proof on the issue of migration of Hazardous Materials onto the Premises shall be allocated to Tenant. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease.

        9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail, return receipt requested. Notices to Tenant shall be sufficient if delivered to Tenant at the Premises and at the address designated in Subparagraph 1(b), and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(a). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

        10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(m). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

        11. SURRENDER; HOLDING OVER; PERSONAL PROPERTY TAXES.

               (a) SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of good order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph 19) excepted, but in any event with all carpeted areas cleaned, the plumbing, heating, ventilation and air conditioning systems in good working order and all floor areas cleaned, together with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 12 and all damage caused by such removal repaired as required by Paragraph 12. At least thirty (30) days prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items Tenant is to remove as well as any repairs Tenant is to make upon surrender of the Premises as required by this Lease. During such thirty (30) day period, Landlord may, at its option, and at Tenant's sole cost and expense, retain the services of one or more inspectors or consultants to inspect the Premises and all equipment and fixtures located therein to determine if they are in the condition required for proper surrender by Tenant. If any such inspections disclose any deficiencies in the condition of the Premises, Tenant will promptly cause the same to be corrected in a good and workmanlike manner at Tenant's sole cost and expense prior to the surrender date. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

               (b) HOLDING OVER. Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. If Tenant holds over after the expiration or earlier termination of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to one hundred fifty percent (150%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, prorated on a daily basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, costs and expenses incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

               (c) PERSONAL PROPERTY TAXES. Tenant agrees to pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant will cause said trade fixtures, furnishings, equipment and all other personal property !o be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property is assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within twenty (20) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

        12. ALTERATIONS. After installation of the initial Tenant Improvements for the Premises pursuant to Exhibit "C", Tenant may, at its sole cost and expense, make alterations, additions, improvements, "Utility Installations" and decorations to the Premises (collectively, "Alterations") subject to and only upon the following terms and conditions:

               (a) PROHIBITED ALTERATIONS. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building's structure, roof (other than installations of rooftop communication equipment, which shall be governed by Section 12(b) below), equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate or require a change in any occupancy certificate applicable to the Premises. As used in this Paragraph 12, the term "Utility Installations" means carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, heating, ventilation and air conditioning systems, plumbing systems, fencing, landscaping, signage, telephone, cable or other communication systems of any kind, satellite or other radio or television reception or transmitting devices, or gas lines. Notwithstanding anything to the contrary contained in this subparagraph (a), non-structural alterations to the interior of the Building (e.g., relocating demising walls) and any corresponding modifications to Building equipment or systems (e.g., relocation of HVAC supply and return boxes) shall be governed by Section 12(b) below.

               (b) LANDLORD'S APPROVAL. Before proceeding with any Alterations which are not prohibited in Subparagraph 12(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 12(a) above and which cost less than Ten Thousand Dollars ($10,000) as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Paragraph 12 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities. In approving any Alterations, Landlord reserves the right to require Tenant to increase its Security Deposit to provide Landlord with additional reasonable security for the removal of such Alterations by Tenant as may be required by this Lease. Tenant acknowledges and agrees that it shall be deemed reasonable for Landlord to disapprove any Alterations which may cause existing contractor warranties to become void or otherwise result in a reduction of warranty coverage.

               (c) CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days' prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) in the case of Alterations which cost twenty-five thousand dollars ($25,000.00) or more and if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 18 of this Lease.

               (d) MANNER OF PERFORMANCE. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to impose any additional expense upon Landlord; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

               (e) OWNERSHIP. The Tenant Improvements and all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph
12. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, Tenant agrees to pay to Landlord all of Landlord's reasonable costs of such removal and repair).

               (f) PLAN REVIEW. Tenant agrees to pay Landlord, as Additional Rent, the reasonable costs of professional services and reasonable costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within ten (10) business days after Tenant's receipt of invoices either from Landlord or such consultants.

               (g) PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

               (h) REMOVAL OF ALTERATIONS. If Tenant fails to remove by the expiration or earlier termination of this Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) above, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or

Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity:
(a) remove and store such items; and/or (b) upon ten (10) days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

        13. REPAIRS.

               (a) TENANT'S OBLIGATIONS. Except for Landlord's obligations under Paragraph 13(c) below, Tenant agrees to keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonable or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements, the age or the quality of construction of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, ventilation, air conditioning (Tenant shall procure and maintain, at Tenant's sole cost and expense, a heating, ventilation and air conditioning system maintenance contract reasonably acceptable to Landlord), electrical, lighting facilities and equipment within the Premises, fixtures, interior non-load bearing walls, ceilings, all components of the roof system other than those which are obligations of Landlord pursuant to Paragraph 13(c), floors, windows, doors, plate glass, skylights, and all landscaping (Tenant agrees to procure and maintain, at Tenant's sole cost and expense, a landscaping maintenance contract acceptable to Landlord), driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises. Landlord may at its option arrange for inspection of the roof, mechanical, and electrical portions of the Premises annually; Tenant shall pay Landlord one-half of the cost of such inspection within ten (10) days following Landlord's delivery of an invoice therefor. Tenant shall arrange for the correction of any defects found in connection with any such inspection, including implementation of a preventative maintenance program for the roof. At Landlord's option, Landlord shall have the right to select, procure and maintain, at Tenant's expense, third party maintenance contracts for the heating ventilating and air conditioning systems on or about the Premises, and Tenant shall fully reimburse Landlord, in the form of Additional Rent, for the cost of same within ten (10) days after demand therefor. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 14 below.

               (b) TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following fifteen
(15) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as Additional Rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten
(10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.

               (c) LANDLORD'S OBLIGATIONS. Landlord shall be solely responsible for maintaining and repairing (i) the foundation, (ii) the Building shell, and
(iii) other structural portions of the Building, including all structural load bearing walls and the roof column and truss system with concrete equipment pad (collectively, the "Landlord Maintenance Obligations"); provided, however, that Landlord's Maintenance Obligations shall not extend to and Tenant shall be solely responsible for any maintenance, repairs or replacements to the roof column and truss system and/or concrete equipment pad necessitated by an act of Tenant or its employees, contractors, agents or representatives (e.g., loading the roof structure beyond its design limitations with additional equipment, materials, mechanical systems, etc.). Except for the foregoing and the obligations of Landlord under Paragraph 19 relating to damage or destruction of the Premises, or under Paragraph 20 relating to eminent domain, it is intended by the parties that Landlord have no obligation of any kind whatsoever, (i) to repair or maintain the Premises or any portion thereof, or any equipment therein, all of which obligations are intended to be Tenant's obligations, or
(ii) to pay any other cost or expense whatsoever directly or indirectly relating to the ownership, management, lease, operation or use of the Premises. All costs incurred in connection with the Landlord Maintenance Obligations shall be the responsibility of the Tenant and shall be payable as Additional Rent in the manner provided for payment of Monthly Base Rent. Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

        14. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 21 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

        15. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times during normal business hours have the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers or tenants (such right to show the Premises to prospective tenants may only be exercised during the last nine (9) months of the Term and only if Tenant has not exercised a validly existing extension option), to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and will provide Tenant with reasonable advance notice of at least twenty-four (24) hours of any such entry (except in emergency situations). Tenant shall have the right to appoint a representative to accompany Landlord during any non-emergency entry onto the Premises. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises. Landlord will not be liable to Tenant for any damages or losses for any entry by Landlord.

        16. UTILITIES AND SERVICES. Tenant agrees to contract directly for and to pay for all water, gas, heat, light, power, telephone, waste removal, sewer and other utilities and services supplied to the Premises, together with any taxes thereon. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs (unless caused by an act of Landlord or its agents, employees or contractors); (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent (except as expressly provided in Subparagraphs 19(f) or 20(b) if such failure results from a damage or taking described therein), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Tenant shall have exclusive control of the hours of operation of the HVAC systems located on the Premises.

        17. ASSUMPTION OF RISK AND INDEMNIFICATION.

               (a) ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises (except that resulting from the negligent or intentionally willful act or omission of Landlord or its agents, employees or contractors),
(ii) any such damage caused by persons in or about the Premises, or caused by quasi-public work, (iii) any damage to property entrusted to employees of the Premises, (iv) any loss of or damage to property by theft or otherwise, or (v) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. Tenant agrees to give prompt notice to Landlord in case of fire or accidents in the Premises, or of defects therein or in the fixtures or equipment.

               (b) TENANT'S INDEMNIFICATION OF LANDLORD. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (i) any act or omission of Tenant or any Tenant Parties (as defined in Subparagraph 8(c) above); (ii) the use of the Premises and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises; and/or

               (c) (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel approved in writing by Landlord, which approval Landlord will not unreasonably withhold.

               (d) LANDLORD'S INDEMNIFICATION OF TENANT. Notwithstanding anything to the contrary contained in Subparagraph 17(b) or elsewhere in the Lease, Tenant shall not be required to protect, defend, save harmless or indemnify Landlord from any liability for injury, loss, accident or damage to any person resulting from Landlord's negligent acts or omissions or willful misconduct or that of its agents, contractors, servants, employees or licensees, in connection with Landlord's activities on or about the Premises, and Landlord hereby indemnifies and agrees to protect, defend and hold Tenant harmless from and against Indemnified Claims arising out of Landlord's negligent acts or omissions or willful misconduct or those of its agents, contractors, servants, employees or licensees in connection with Landlord's activities on or about the Premises to the extent that injuries are involved and any default by Landlord of Landlord's obligations under this Lease. Such exclusion from Tenant's indemnity and such agreement by Landlord to so indemnify and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease to the extent that such policies cover (or, if such policies would have been carried as required, would have covered) the result of negligent acts or omissions or willful misconduct of Landlord or those of its agents, contractors, servants, employees or licensees; provided, however, the provisions of this sentence shall in no way be construed to imply the availability of any double or duplicate coverage. Landlord's and Tenant's indemnification obligations hereunder may or may not be coverable by insurance, but the failure of either Landlord or Tenant to carry insurance covering the indemnification obligation shall not limit their indemnity obligations hereunder.

               (e) SURVIVAL; NO RELEASE OF INSURERS. Landlord's and Tenant's indemnification obligations under Subparagraphs 17(b) and 17(c) will survive the expiration or earlier termination of this Lease. The covenants, agreements and indemnification obligations set forth above in this Article 17, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Landlord and Tenant pursuant to the provisions of this Lease.

        18. INSURANCE.

               (a) TENANT'S INSURANCE. On or before the date which is five (5) business days prior to the Commencement Date, and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

                      (i) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Premises including, without limitation, any Tenant Improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof. If there is a dispute as to full replacement cost, the commercially reasonable decision of Landlord or any mortgagee of Landlord will be presumptive.

                      (ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 18(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils.

                      (iii) Commercial General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage: Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; liquor liability (if Tenant serves alcohol on the Premises); and fire and water damage legal liability in an amount sufficient to cover the replacement value of the Premises, including Tenant Improvements, that are rented under the terms of this Lease. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $5,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office buildings comparable to the Building, rounded to the nearest five hundred thousand dollars.

                      (iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

                      (v) Worker's Compensation or similar insurance as required by the laws of the state in which the Premises are located, with at least the following minimum limits of liability: Coverage A - statutory benefits; Coverage B - $1,000,000 per accident and disease.

                      (vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

               (b) SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS. All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer admitted to do business in the state in which the Premises are located. All policies must be issued by insurers with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 18(a) above, certificate(s) of insurance and/or if required by Landlord, certified copies of each policy evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 18. Tenant agrees to cause replacement policies or certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement policies or certificates are not furnished within the time(s) specified herein, Tenant will be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Subparagraph 21(a)(iii) below, and Landlord will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 18, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as Additional Rent. General Liability and Automobile Liability policies under Subparagraphs 18(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

               (c) BUILDING INSURANCE. Landlord shall obtain, at Tenant's sole cost and expense, a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood, earthquake, and special extended perils ("All Risk" as such term is used in the insurance industry). Said insurance shall name as additional insured and provide for payment of loss to Landlord, or to the holders of mortgages or the beneficiaries under deeds of trust on the Premises. This insurance shall cover the Building, including tenant improvements, heating and cooling equipment or machinery and electrical equipment, as well as any furniture, fixtures, equipment or other personal property owned by Landlord. A Stipulated Value or Agreed Amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance. If such insurance coverage has a deductible clause, the deductible amount shall not exceed Ten Thousand ($10,000) per occurrence, and Tenant will be liable for such deductible and Tenant agrees to reimburse Landlord for the entire cost of such premiums within ten (10) days after demand therefor by Landlord. If the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, then Tenant shall pay for any increase in the property insurance of such other buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

               (d) TENANT'S USE. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Premises. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as Additional Rent within fifteen (15) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

               (e) CANCELLATION OF LANDLORD'S POLICIES. If any of Landlord's insurance policies are canceled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant will be deemed to be in material default of this Lease and Landlord may enter upon the Premises and attempt to remedy such condition (such entry shall be deemed an emergency for purposes of Section 15 above), and Tenant shall promptly pay Landlord the reasonable costs of such remedy as Additional Rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

               (f) WAIVER OF SUBROGATION; WAIVER OF CLAIMS.

                      (i) MUTUAL WAIVER OF PARTIES. Landlord and Tenant hereby waive their rights against each other with respect to any claims or damages or losses which are caused by or result from damage to property or loss of income insured against under any insurance policy carried by Landlord or Tenant (as the case may be) pursuant to the provisions of this Lease and enforceable at the time of such damage or loss. The foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

                      (ii) WAIVER OF INSURERS. Each party shall cause each property and loss of income insurance policy required to be obtained by it pursuant to this Lease to provide that the insurer waives all rights of recovery by way of subrogation against either Landlord or Tenant, as the case may be, in connection with any claims, losses and damages covered by such policy. If either party fails to maintain property or loss of income insurance required hereunder, such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

        19. DAMAGE OR DESTRUCTION.

               (a) PARTIAL DESTRUCTION. If the Premises are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred eighty (180) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 19(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of the Tenant Improvements and any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

               (b) SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 19(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either: (i) repair, reconstruct and restore the portion of the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 19(d) below; or (ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

               (c) NOTICE. Under any of the conditions of Subparagraph 19(a) or
(b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "Notice Period").

               (d) TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 19(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred seventy
(270) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within fifteen (15) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

               (e) TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Tenant Improvements and any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 19, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Improvements and any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Tenant Improvements and any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

Such payment shall be made by Tenant to Landlord within ten (10) days following the final payment of insurance proceeds; provided, however, that if insurance proceeds are unavailable for any reason, such payment shall be made within ten
(10) days following Landlord's determination of unavailability and delivery of notice thereof to Tenant.

               (f) ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 19, rent will be abated or reduced, as the case may be, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

               (g) INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Paragraph 19, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 19(a) or 19(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is two hundred ten (210) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors) which are beyond the reasonable control of Landlord as described in Paragraph 32, then either Landlord or Tenant may elect to terminate this Lease upon fifteen (15) days' prior written notice given to the other after the expiration of such two hundred ten (210) day period.

               (h) DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Premises or the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within sixty (60) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

               (i) WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Paragraph 19 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, to the extent the Premises are located in California, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

               (j) TERMINATION. Upon any termination of this Lease under any of the provisions of this Paragraph 19, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

        20. EMINENT DOMAIN.

               (a) SUBSTANTIAL TAKING. If the whole of the Premises or more than fifty percent (50%) of the floor area of the Building or fifty percent (50%) of the land area of the Premises which is not occupied by the Building, is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority.

               (b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not constitute a substantial taking under Subparagraph 20(a) above, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated in proportion to the floor area of the Premises which Tenant is deprived of on account of such taking; provided, however, there will be no abatement of rent if the only area taken is that which does not have a building located thereon. Notwithstanding anything to the contrary contained herein, in the event of a partial taking of the parking area within the Premises, Landlord will use commercially reasonable efforts to provide offsite parking for Tenant's employees for the balance of the initial term at least equal to the number of parking spaces within the Premises lost to such partial taking. Such offsite parking shall be located within a one mile radius of the Premises. To the extent that such offsite parking location is greater than one quarter mile from the Premises, Landlord shall also provide shuttle service to and from such offsite location during reasonable commuting hours. Landlord's total liability for the cost of offsite parking (including without limitation shuttle service, labor, insurance and all other costs incidental thereto) shall not exceed fifty percent (50%) of the amount of condemnation proceeds actually received by Landlord which are attributable to such parking area.

               (c) CONDEMNATION AWARD. In connection with any taking of all or any portion of the Premises, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

               (d) TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will not abate, and (ii) Tenant will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 20(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

        21. DEFAULTS AND REMEDIES.

               (a) DEFAULTS. The occurrence of any one or more of the following events will be deemed a default by Tenant:

                      (i) The abandonment of the Premises by Tenant, which for purposes of this Lease means any absence by Tenant from the Premises for twenty
(20) days or longer while in default of any other provision of this Lease.

                      (ii) The failure by Tenant to make any payment of rent or Additional Rent or any other payment required to be made by Tenant hereunder where such failure continues for a period of three (3) business days following written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including without limitation the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

                      (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 21(a)(i) or (ii) above, where such failure continues for a period of ten (10) days after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, to the extent the Premises are located in California, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's concurrence, commences such cure within such ten (10) day period and thereafter diligently prosecutes such cure to completion.

                      (iv) (A) The making by Tenant of any general assignment for the benefit of creditors; (B) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(C) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or (D) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days.

               (b) LANDLORD'S REMEDIES; TERMINATION. In the event of any default by Tenant (as defined in Section 21(a) above), Landlord shall have all remedies available at law and equity, including without limitation (i) the right to terminate Tenant's possession of the Premises to the extent permitted under California Civil Code Section 1951.2 or any successor statute or similar law, and (ii) the remedy described in California Civil Code Section 1951.4 or any successor statute or similar law (Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). If Landlord elects to terminate Tenant's right of possession and the Lease terminates in accordance with California Civil Code Section 1951.2, then, to the extent permitted under applicable law, Landlord may recover from
Tenant: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this

Lease or which, in the ordinary course of things, results therefrom. The items described in clause (iv) of the immediately preceding sentence may include (but shall not be limited to) the following items as determined by the court: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and (unless otherwise agreed in writing between Landlord and Tenant) removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations, the Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of the Allowance (as defined in the Work Letter). The unamortized value of the Allowance shall be determined by taking the total amount of the Allowance and multiplying such amount by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which the Lease is terminated, and the denominator of which is the total number of months of the Lease Term.

               As used in Subparagraphs 21(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 21(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               (c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any default by Tenant (as defined in Section 21(a) above), Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises to the extent permitted under applicable law; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 12(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 21(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

               (d) LANDLORD'S REMEDIES; RE-LETTING. In the event of an abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease (subject to any statutory duty to mitigate damages), either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

               (e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. Except as otherwise provided in this Lease, all covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for fifteen (15) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 21.

               (f) LATE PAYMENT. If Tenant fails to pay any installment of rent within five (5) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within five (5) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as Additional Rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, Tenant agrees to pay to Landlord concurrently with such late payment amount, as Additional Rent, a late charge equal to five percent (5%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment,
(ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and
(iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three (3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term.

               (g) LANDLORD'S SECURITY INTEREST. [Intentionally Omitted]

               (h) RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 21 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

        22. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. In the case of an emergency involving any aspect of the Premises which is within Landlord's sphere of responsibility as provided in this Lease, Landlord shall use its best efforts to timely respond to such emergency and the thirty (30) day period provided in this Section 22 shall not apply thereto. Upon any default by Landlord and except as otherwise provided in this Lease, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 34 of this Lease. In addition, upon any default by Landlord which has not been cured within such thirty day period (excluding defaults not reasonably capable of being cured within such thirty (30) day period), Tenant may send a second notice of default to Landlord specifying Landlord's failure to perform. Such second notice shall include a cover sheet with the legend boldly marked "SUBJECT TO TENANT CURE AND OFFSET RIGHTS IF NOT CURED WITHIN THIRTY DAYS." If Landlord has not cured such default within thirty (30) days following Tenant's delivery of such second notice to Landlord, Tenant may thereupon cure such default and all costs reasonably incurred by Tenant in connection therewith may be deducted from next due payments of Monthly Base Rent and Additional Rent until fully applied.

        23. ASSIGNMENT AND SUBLETTING.

               (a) RESTRICTION ON TRANSFER. Except as expressly provided in this Paragraph 23, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold, condition or delay.

               (b) CORPORATE AND PARTNERSHIP TRANSFERS. For purposes of this Paragraph 23, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph 23. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

               (c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the provisions of this Paragraph 23 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("Permitted Transfer"), without Landlord's consent and without extending any sublease termination option to Landlord, to any parent, subsidiary or affiliate corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that: (i) at least fifteen (15) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 23(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) the financial net worth of the assignee or sublessee as of the time of the proposed assignment or sublease is at least equal to sixty-five percent (65%) of Tenant's net worth as of the date of execution of this Lease; (iv) in the case of a Permitted Transfer other than a merger, Tenant remains fully liable under this Lease; (v) in the case of a Permitted Transfer resulting from a merger, such successor entity remains fully liable under this Lease; and (vi) the use of the Premises under Paragraph 8 remains unchanged.

               (d) TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least fifteen (15) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

               (e) LANDLORD'S OPTIONS. Within ten (10) days of Landlord's receipt of any Transfer Notice, and any additional information reasonably requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following by delivery of written notice to Tenant: (i) consent to the proposed Transfer; (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 23(f) below; or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord; provided, however, that if Landlord exercises its right to terminate this Lease and recapture the Premises (or applicable portion thereof) in accordance with clause (iii) of the immediately preceding sentence, Tenant may withdraw its request to Transfer as set forth in the Transfer Notice by delivering written notice of such withdrawal to Landlord within three (3) business days following Tenant's receipt of such election notice by Landlord, in which event Landlord's option to terminate and recapture shall be deemed terminated as to the Transfer which is the subject of the Transfer Notice. Any withdrawal of such request to Transfer by Tenant shall not affect Tenant's liability for Landlord's expenses incurred in connection with such Transfer request, as set forth in Section 23(k) below.

               (f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 23(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the proposed Transferee is a governmental entity; (ii) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Paragraph 8 hereof, or (B) is reasonably deemed by Landlord to present a risk of increased liability to Landlord; or (iii) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease.

               (g) ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord in accordance with this Lease, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

               (h) EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as Additional Rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay fifty percent (50%) of such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as Additional Rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration to be divided between the parties under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions, attorneys' fees, costs of building-standard tenant improvements (amortized over the initial term of such sublease) and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

               (i) TERMINATION RIGHTS. If Tenant requests Landlord's consent to any assignment or subletting of all or a portion of the Premises, Landlord will have the right, as provided in Subparagraph 23(e) but subject to Tenant's right to withdraw its Transfer request as provided in Subparagraph 23(e), to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned effective as of the date Tenant proposes to sublet or assign all or less than all of the Premises. Landlord's right to terminate this Lease as to less than all of the Premises proposed to be sublet or assigned will not terminate as to any future additional subletting or assignment as a result of Landlord's consent to a subletting of less than all of the Premises or Landlord's failure to exercise its termination right with respect to any subletting or assignment. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within ten (10) days of receipt by Landlord of the financial responsibility information required by this Paragraph
23. Tenant understands and acknowledges that the option, as provided in this Paragraph 23, to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned rather than approve the subletting or assignment of all or a portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. In the event of any such termination with respect to less than all of the Premises, the cost of segregating the recaptured space from the balance of the Premises will be paid by Landlord and Tenant's future monetary obligations under this Lease will be reduced proportionately on a square footage basis to correspond to the balance of the Premises which Tenant continues to lease.

               (j) NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder (except in the case of a recapture of the Premises by Landlord in accordance with Subparagraph 23(e) above and, in such event, only to the extent of the portion of the Premises so recaptured). Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

               (k) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Fifty Dollars ($250.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the Two Hundred Fifty Dollar ($250.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

        24. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Premises, or any lessor of a ground or underlying lease with respect to the Premises, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Premises, or Landlord's interest and estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord, upon demand by Landlord, a subordination, non-disturbance and attornment agreement in the form of Exhibit H attached hereto, with respect to any current or future mortgagee or beneficiary under a deed of trust encumbering the Premises. If Tenant fails to sign and return such agreement within ten (10) days of receipt, Tenant will be in default hereunder.

        25. ESTOPPEL CERTIFICATE.

               (a) ESTOPPEL GIVEN BY TENANT. Within ten (10) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of Exhibit "F" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 25 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Premises or any interest therein. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and
(iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement. In the event Tenant fails to deliver such statement to Landlord within ten (10) days after delivery of such additional request, Tenant authorizes Landlord to execute on Tenant's behalf the statement previously delivered by Landlord to Tenant and Tenant shall be bound by all certifications contained therein even if Tenant disputes the accuracy of such certifications.

               (b) ESTOPPEL GIVEN BY LANDLORD. Within ten (10) days following any written request which Tenant may make from time to time, Landlord agrees to execute and deliver to Tenant a statement certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that, to the best of Landlord's knowledge, there are no current defaults under this Lease by Tenant except as specified in Landlord's statement; and (v) such other matters pertaining to the Lease as may be reasonably requested by Tenant.

        26. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

        27. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and incorporated herein by this reference as Exhibit "G", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord.

        28. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS. If, in connection with Landlord's obtaining or entering into any financing or ground lease affecting the Premises, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant. Tenant agrees that such beneficiary, mortgagee or ground lessor (individually referred to herein as a "Beneficiary") shall have thirty (30) days following receipt of such notice in which to cure such Landlord default; provided, however, that if the nature of the default is such that (i) it cannot reasonably be completed in thirty (30) days or (ii) Beneficiary must obtain possession of the Premises to effectuate a cure, then Beneficiary shall have such additional time as may be necessary to obtain possession of the Premises (including conducting a foreclosure sale by power of sale or a judicial foreclosure) and/or complete a cure so long as Beneficiary commences such cure (or efforts to obtain possession) within such thirty (30) day period and diligently pursues such cure (or efforts to obtain possession) to completion.

        29. DEFINITION OF LANDLORD. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Premises, the Building, and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

        30. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and Additional Rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

        31. PARKING. Tenant and Tenant's customers, suppliers, employees and invitees ("Tenant's Authorized Users") shall comply with all rules and regulations regarding parking set forth in Exhibit "G" attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities. Landlord and Tenant acknowledge and agree that all parking facilities appurtenant to the Premises are for the exclusive benefit of Tenant's Authorized Users; provided, however, that Landlord and Landlord's employees, agents and invitees may utilize such parking facilities from time to time (i) in connection with the performance of Landlord's obligations hereunder, and (ii) to show the Premises to prospective buyers, tenants and lenders. There shall be no additional charge for the use of the parking facilities located on the Premises.

        32. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 32 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

        33. SIGNS. Tenant shall have the sole and exclusive right to install signage on the Premises, subject to compliance with this Paragraph 33. Landlord will reasonably designate the location on the Premises, if any, for one or more Tenant identification sign(s). Tenant agrees to have Landlord install and maintain Tenant's identification sign(s) in such designated location in accordance with this Paragraph 33 at Tenant's sole cost and expense. Tenant has no right to install Tenant identification signs in any other location in, on or about the Premises. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval shall not be unreasonably withheld, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed Additional Rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold.

        34. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Premises including, subject to the prior rights of any mortgagee or beneficiary, Landlord's interest in the rents of the Premises and any insurance proceeds payable to Landlord; (b) except as may be necessary to secure jurisdiction of the limited liability company, no member, officer, director, shareholder or partner of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any member, officer, director, shareholder or partner of Landlord (except as agent for service of process on behalf of Landlord); (c) no member, officer, director, shareholder or partner of Landlord shall be required to answer or otherwise plead to any service of process (except as agent on behalf of Landlord); (d) no judgment will be taken against any member, officer, director, shareholder or partner of Landlord and any judgment taken against any member, officer, director, shareholder or partner of Landlord may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any member, officer, director, shareholder or partner of Landlord; (f) the obligations under this Lease do not constitute personal obligations of the individual members, partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual members, partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) these covenants and agreements are enforceable both by Landlord and also by any member, officer, director, shareholder or partner of Landlord. Nothing contained in this Section 34 shall be interpreted to extend the limitation on Landlord's liability contained herein to tort claims against Landlord or Landlord's members, employees or agents.

        35. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time thereafter in connection with a potential sale or refinancing of the Premises, upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statement for Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant. Notwithstanding anything to the contrary contained herein, so long as Tenant is a public company, Tenant may fulfill its obligations under this
Section 35 by providing Landlord with copies of its most recent 10-Q filing and copies of its two latest 10-K filings.

        36. QUIET ENJOYMENT. Provided that Tenant pays the rent required under this Lease and pays all other charges and performs all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term have quiet enjoyment and possession of the Premises. Notwithstanding the immediately preceding sentence, (i) Tenant may not claim a breach of the foregoing covenant unless and until Tenant gives Landlord written notice of such breach and a reasonable opportunity to cure such breach (which cure period shall under no circumstances be less than thirty (30) calendar days), and (ii) Tenant's remedies for Landlord's breach of the foregoing covenant shall be limited to an action for damages or an action for an injunction.

        37. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be bound by any standard of reasonableness in determining whether to grant such consent.

        38. RIGHT OF FIRST OFFER.

               (a) GENERALLY. Landlord grants to Tenant a right of first offer ("First-Offer Right") to purchase the Premises at such time as Landlord determines to sell the Premises in the exercise of its sole and absolute discretion. Tenant's First-Offer Right shall be on the terms and conditions set forth in this Section 38.

               (b) PROCEDURE FOR LANDLORD'S OFFER. Landlord shall provide Tenant with written notice ("First-Offer Notice") of Landlord's intent to place the Premises on the market for sale. Landlord shall provide the First-Offer Notice to Tenant at least thirty (30) days prior to distributing marketing materials on the Premises to potential buyers. The First-Offer Notice shall state all the material terms under which Landlord intends to offer the Premises to other prospective buyers. If Tenant wishes to exercise Tenant's First-Offer Right, Tenant shall, within five (5) business days after delivery of the First-Offer Notice to Tenant, deliver notice ("Tenant Response Notice") to Landlord of Tenant's intention to exercise its First-Offer Right, which notice shall include the material terms under which Tenant desires to purchase the Premises. Tenant's failure to deliver the Tenant Response Notice to Landlord during such five (5) business day period shall be deemed an election by Tenant to waive such First Offer Right. Provided that Tenant timely delivers the Tenant Response Notice, Landlord and Tenant shall thereafter negotiate in good faith to reach agreement on all business terms for a period of fifteen (15) days following Tenant's delivery of the Tenant Response Notice. If Landlord and Tenant do not mutually execute a purchase and sale agreement containing all agreed-upon business terms by the expiration of such fifteen (15) day period, Tenant's First Offer Right shall be deemed forfeited and Landlord may thereafter market and sell the Premises free and clear of Tenant's First Offer Right on such terms as Landlord desires in the exercise of its sole and absolute discretion. If Tenant's First Offer Right is waived or forfeited in accordance with this Section 38, Tenant shall within five (5) business days following any written request of Landlord execute (and, if necessary, acknowledge) such documents and instruments as Landlord may reasonably require to evidence such forfeiture or waiver. Tenant's First Offer Right shall apply only to the first sale of the Premises by the original Landlord named in this Lease and shall not apply to (i) any subsequent sale or other transfer of the Premises (or any portion thereof) by Landlord's successor in interest or any interest of such successor in the Premises, and
(ii) any transfer of the Premises by the initial Landlord hereunder other than a sale of Landlord's fee simple interest (e.g., a transfer in connection with a refinancing or an involuntary transfer pursuant to a foreclosure of a deed of trust encumbering the Premises).

               (c) PERSONAL TO TENANT. The First Offer Right is personal to the original Tenant named in this Lease and may be exercised only by such original Tenant. The First Offer Right may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than such original Tenant. The First Offer Right is not assignable separate and apart from this Lease, nor may the First Offer Right be separated from this Lease in any manner, either by reservation or otherwise. The First Offer Right shall be forfeited by Tenant if, on the date of Landlord's delivery of the First-Offer Notice to Tenant, Tenant has assigned this Lease or subleased twenty-five percent (25%) of more of the Premises.

               (d) CONDITIONS TO EXERCISE. Tenant shall have no right to exercise the First Offer Right during any of the following periods: (i) during the time commencing from the date Landlord gives to Tenant a notice of default and continuing until the default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid. The period of time within which the First Offer Right may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the First Offer Right because of the provisions of this Section.

               (e) FORFEITURE OF FIRST OFFER RIGHT. All rights of Tenant under this Section 38 and Tenant's First Offer Right shall automatically terminate and be of no force or effect, notwithstanding Tenant's timely exercise thereof, if after delivery of the Tenant Response Notice or otherwise during the term of this Lease (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (without any necessity of Landlord giving notice thereof to Tenant); (ii) Tenant fails to commence to cure a non-monetary default within ten (10) days after the date Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion; (iii) Landlord gives to Tenant three or more notices of default, whether or not the defaults are cured; or (iv) Tenant has committed a non-curable default.

        39. MISCELLANEOUS.

               (a) CONFLICT OF LAWS. This Lease shall be governed by and construed solely pursuant to the laws of the State, without giving effect to choice of law principles thereunder.

               (b) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

               (c) PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, reasonable professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any (i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and
(v) bankruptcy litigation.

               (d) TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

               (e) TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

               (f) PRIOR AGREEMENT; AMENDMENTS. This Lease constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

               (g) SEPARABILITY. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

               (h) RECORDING. Landlord and Tenant agree to record a memorandum of this Lease in the form of Exhibit "I" attached hereto. All recording charges incurred in connection with such recordation shall be paid by Tenant.

               (i) COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

               (j) NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Except as required by law or otherwise permitted herein, Tenant shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication, or real estate agent, either directly or indirectly, without the prior written consent of Landlord.

Tenant agrees to use reasonable efforts to cause its employees, agents and attorneys to comply with the provisions of this Subparagraph 39(j). Notwithstanding anything to the contrary contained in this Subparagraph, Tenant may disclose the terms of this Lease to its shareholders, financial advisors, attorneys, prospective subtenants and/or assignees under this Lease without the prior consent of Landlord.

               (k) NON-DISCRIMINATION. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

               (l) ROOFTOP LEASING; NAME OF BUILDING. Provided no default (as defined in Section 21(a) above) shall have occurred under this Lease, (i) Landlord shall not lease or license the rooftop of the Building nor any portion thereof to any third party, and (ii) Landlord shall not permit any third party other than Tenant or Tenant's permitted assignee or subtenant to place a sign on the Building (other than "for sale" or "for lease" or similar signage, which shall be permitted), nor shall Landlord place a sign on the Building in the name of Landlord (other than "for sale" or "for lease" or similar signage, which shall be permitted).

        40. EXECUTION OF LEASE.

               (a) JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

               (b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

               (c) EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.


IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.


TENANT:                                LANDLORD:


RAINBOW TECHNOLOGIES, INC.             ALTON IRVINE PARTNERS, LLC, a California
a Delaware corporation                 limited liability company


By: /s/ WALTER STRAUS                  By: /s/ DAVID A. PARKER
   -------------------------------       ---------------------------------------
Print Name: WALTER STRAUS                Alton Irvine Partners, LLC
            ----------------------       By: David A. Parker
Print Title: PRESIDENT                   President, Chase Partners Ltd.
            ----------------------       Managing Member
By:
   -------------------------------
   Print Name:
              --------------------
   Title:
               -------------------

                                 EXHIBIT "A-I"

                                   SITE PLAN
                                [To be supplied]




                                 EXHIBIT "A-1"

                                 EXHIBIT "A-I"

                                   SITE PLAN
                                [To be supplied]



                                  [FLOOR PLAN]





                                 EXHIBIT "A-1"

                                 EXHIBIT "A-II"

                         LEGAL DESCRIPTION OF PREMISES

                                [To be supplied]



PARCEL A:

PARCEL 1, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 205 PAGES 48 AND 49 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, RECORDED MARCH 15, 1984, AS DOCUMENT NO. 84-109547 OF OFFICIAL RECORDS.

ALSO EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED BY GRANTOR AND OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO THE LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM SAID LAND OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, RECORDED MARCH 15, 1984 AS DOCUMENT NO. 84-109547 OR OFFICIAL RECORDS.

PARCEL B:

NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTIONS OF PARCELS 2 AND 4, AS SHOWN ON THE MAP FILED IN BOOK 205 PAGES 48 AND 49 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA, AS DESCRIBED IN THAT CERTAIN "AMENDED AND RESTATED DECLARATION OF EASEMENTS" RECORDED MAY 4, 1988 AS INSTRUMENT NO. 88-206823 OF OFFICIAL RECORDS AND AS SHOWN ON THAT DOCUMENT.




                                 EXHIBIT "A-II"
                                      -1-

                                  EXHIBIT "B"
                        ADJUSTMENTS TO MONTHLY BASE RENT

MONTHS OF TERM        MONTHLY BASE RENT               RENT PER SQUARE FOOT (NNN)
--------------        -----------------               --------------------------
   01-12                   $74,062.20                              $1.70
   13-24                   $76,240.50                              $1.75
   25-36                   $78,418.80                              $1.80
   37-48                   $80,597.10                              $1.85
   49-60                   $82,775.40                              $1.90




                                  EXHIBIT "B"
                                       -1-

                                   EXHIBIT "C"

                                  WORK LETTER

THIS WORK LETTER AGREEMENT ("WORK LETTER AGREEMENT") is entered into as of August 25, 2000, by and between ALTON IRVINE PARTNERS, LLC, a California limited liability company ("LANDLORD"), and RAINBOW TECHNOLOGIES, INC., a Delaware corporation ("TENANT").

                                   RECITALS:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "LEASE") covering certain premises (the "PREMISES") more particularly described in the Lease. All terms not defined herein shall have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are hereby incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

                                   AGREEMENT:

        1. TENANT IMPROVEMENTS. As used in the Lease and this Work Letter Agreement, the term "TENANT IMPROVEMENTS" or "TENANT IMPROVEMENT WORK" means those items of general tenant improvement construction shown on the Final Plans (described in Section 4 below), more particularly described in Section 5 below.

        2. WORK SCHEDULE. Within ten (10) days after the execution of this Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("WORK SCHEDULE") which will set forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, and, once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Landlord may, from time to time during construction of the Tenant Improvements, modify the Work Schedule as Landlord reasonably deems appropriate. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted.

        3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("LANDLORD'S REPRESENTATIVE") to act for Landlord in all matters covered by this Work Letter Agreement: David Pittman and Robert Long. Tenant hereby appoints the following person(s) as Tenant's representative ("TENANT'S REPRESENTATIVE") to act for Tenant in all matters covered by this Work Letter Agreement: Randy Bennett. All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

        4. TENANT IMPROVEMENT PLANS.

               a. PREPARATION OF SPACE PLANS. In accordance with the Work Schedule, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing preliminary space plans for the layout of Premises ("SPACE PLANS"); provided, however, that Tenant may at its option select the space planner so long as (i) the cost thereof is commercially reasonable (as determined by Landlord in the exercise of its reasonable discretion), and (ii) such space planner agrees in writing in favor of Landlord to observe all deadlines contained in the Work Schedule. The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.



                                  EXHIBIT "C"

               b. PREPARATION OF FINAL PLANS. Based on the approved Space Plans, and in accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "FINAL PLANS"). The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the Base Building Shell (as such term is defined in Schedule 1 attached hereto); and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans.

               c. REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Base Building Shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the "STANDARDS"), then compatible with and of at least equal quality as the Standards and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as reasonably determined by Landlord.

               d. SUBMITTAL OF FINAL PLANS. Once approved by Landlord and Tenant, Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes will be subject to the terms of Section 5(c) below.

               e. CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Base Building Shell, the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Section 5 below.

               f. WORK COST ESTIMATE AND STATEMENT. Subject to Section 6 below (including without limitation selection of the Contractor by competitive bidding) and prior to the commencement of construction of any of the Tenant Improvements shown on the Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises are located (the "WORK COST ESTIMATE"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "WORK COST STATEMENT"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Section 6 hereof.

        5. PAYMENT FOR THE TENANT IMPROVEMENTS.

               a. ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $26.00 per Usable Square Foot (defined below) of the Premises (the "Allowance"). Subject to Paragraph (e) below, the Allowance is to be used only for:

                      i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans. The Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect and Tenant's architect/space planner.

                      ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

                      iii) Construction of the Tenant Improvements, including, without limitation, the following:



                                  EXHIBIT "C"

                                (1) Installation within the Premises of all
partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                                (2) All electrical wiring, lighting fixtures,
outlets and switches, and other electrical work necessary for the Premises (except to the extent included in Base Building Shell);

                                (3) The furnishing and installation of all duct
work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises;

                                (4) Any additional improvements to the Premises
required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, security systems or other special systems or improvements;

                                (5) [Intentionally Omitted]

                                (6) All plumbing, fixtures, pipes and
accessories necessary for the Premises;

                                (7) Testing and inspection costs;

                                (8) the reasonable cost of any project manager
engaged by Tenant; and

                                (9) Fees for the Contractor and tenant
improvement coordinator engaged by Landlord, including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements.

               b. EXCESS COSTS. The cost of each item referenced in Section 5(a) above shall be charged against the Allowance. If the Work Cost exceeds the Allowance (such excess shall be referred to herein as the "Excess Amount"), Tenant may amortize the Excess Amount over the initial Term of the Lease as additional Monthly Base Rent utilizing an interest rate factor of 9.50%; provided, however, that in no event shall Tenant be allowed to amortize more than $2.50 per Useable Square Foot into Monthly Base Rent (the "Maximum Amortized TI Amount"). Tenant shall deliver notice to Landlord of Tenant's intent to amortize any such Excess Cost ("Amortization Notice") within five (5) business days after Tenant's approval of the Work Cost Estimate. The Amortization Notice shall be accompanied by payment in full of the amount (if any) by which the Excess Amount exceeds the sum of (i) the Allowance and (ii) the Maximum Amortized TI Amount. In the alternative, Tenant may pay to Landlord the Excess Amount prior to the expiration of such five (5) business day period. Tenant's failure to deliver the Amortization Notice by the expiration of such five (5) business day period shall be deemed an election to pay the Excess Amount to Landlord in full. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be reasonably determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter. As used herein, "Useable Square Feet" means the Rentable Square Footage of the Building as set forth in Section 1(d) of the Lease, less the aggregate square footage of the following: (i) first and second floor core lobbies, (ii) restrooms, (iii) elevators, (iv) stairwells, and
(v) the distributed HVAC systems within the Building. In no event will the Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

               c. CHANGES. If, after the Final Plans have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto are to be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Section 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Section 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Section 4 above, or if the change would unreasonably delay construction of the Tenant Improvements and the Commencement Date of the Lease (unless, in the case of a change which would delay the Commencement Date, Tenant prepays Monthly Base Rent and other charges due hereunder for the estimated period of such delay, which prepayment shall be reconciled against the actual period of delay and appropriate adjustments between the parties made as soon as reasonably possible following completion of construction of the Tenant Improvements).

               d. GOVERNMENTAL COST INCREASES. If increases in the cost of the Tenant Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase within five (5) days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

               e. UNUSED ALLOWANCE AMOUNTS. Tenant may apply any unused portion of the Allowance upon completion of the Tenant Improvements (up to a maximum amount equal to one month of Monthly Base Rent at $1.70 PSF) against Tenant's Monthly Base Rent due for the second full month of the initial Term. Any remaining unused Allowance will not be refunded to Tenant or be available to



                                  EXHIBIT "C"

Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for Excess Costs, in which case the unused Allowance may be applied toward such Excess Cost amounts and paid to Tenant.

        6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Tenant approves the Final Plans and Work Cost Statement, Landlord will be under no obligation to cause the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Section 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance (or Tenant's delivery of the Amortization Notice and payment of any excess amount as provided in Paragraph 5(b) above), if any, the general contractor selected in accordance with this Section 6 ("Contractor") will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Section 7 below) and Force Majeure Delays (as described in Section 8 below). Tenant may select the Contractor following a competitive bid process conducted jointly by Landlord and Tenant, provided that (i) any such contractor selected shall be duly licensed, shall carry insurance with coverages and in amounts determined by Landlord in the exercise of Landlord's reasonable discretion and shall otherwise be reasonably acceptable to Landlord, and (ii) Facility Builders & Erectors, Inc. ("FB&E") shall have the opportunity to bid the job and match any low bid, in which event FB&E shall be selected as the Contractor for the Tenant Improvements.

               a. COMMENCEMENT DATE. The Term of the Lease will commence on the date (the "COMMENCEMENT DATE") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises; or (ii) the date the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Tenant Improvements is delayed as a result of any Tenant Delays described in Section 7 below, then the Commencement Date as would otherwise have been established pursuant to this Section 6(a)(ii) will be accelerated by the number of days of such Tenant Delays. Notwithstanding anything contained in this subparagraph (a) to the contrary, no such acceleration of the Commencement Date due to a Tenant Delay shall occur with respect to the first occurrence of a Tenant Delay so long as the duration of such Tenant Delay shall not exceed three (3) calendar days.

               b. SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Section 6(a)(ii) above, the Tenant Improvements will be deemed to be "SUBSTANTIALLY COMPLETED" when the Contractor certifies in writing to Landlord and Tenant that
Landlord: (a) is able to provide Tenant with access to the Premises; (b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (c) has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within ten (10) days after receipt of such certificate from the Contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those decoration and other punch-list items which require completion. Landlord shall complete all punchlist items within thirty (30) days following the date of such walkthrough; provided however, that if the nature of a given punchlist item is such that more than thirty (30) days are required for completion, then Landlord will not be deemed in default if it commences such cure within such thirty (30) day period and thereafter diligently pursues the same to completion.

               c. DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant when the Tenant Improvements have been substantially completed in accordance with Section (b) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the Estimated Commencement Date set forth in
Section 1(f) of the Summary. Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Estimated Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Estimated Commencement Date specified in Section 1.7 of the Summary, the Lease will not be void or voidable (except as provided herein), nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but if such late delivery is due to Landlord's negligence or willful misconduct or due to any Force Majeure Delay(s), then, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term will be extended one (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant. Notwithstanding anything to the contrary contained herein, in the event Landlord is unable to deliver possession of the Premises to Tenant (in accordance with the terms of this Work Letter) by the date which is one hundred twenty (120) days following the Estimated Commencement Date, Tenant shall have the option to terminate this Lease; provided, however, that any such right of termination shall be deemed waived if not exercised prior to the date Landlord delivers possession of the Premises to Tenant in accordance with the terms hereof.

        7. TENANT DELAYS. For purposes of this Work Letter Agreement, "TENANT DELAYS" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement (including without limitation any delay cause by Tenant's space planner); (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Standards; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost;


                                  EXHIBIT "C"

(e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

8. FORCE MAJEURE DELAYS. For purposes of this Work Letter, "FORCE MAJEURE DELAYS" means any actual delay in the construction of the Tenant Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Section 32 of the Lease.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                                LANDLORD:


RAINBOW TECHNOLOGIES, INC.             ALTON IRVINE PARTNERS, LLC, a California
a Delaware corporation                 limited liability company


By:                                    By:
   -------------------------------       ---------------------------------------
Print Name:                                David A. Parker, Managing Member
            ----------------------
Print Title:
            ----------------------
By:
   -------------------------------
   Print Name:
              --------------------
   Print Title:
               -------------------




                                  EXHIBIT "C"

                            SCHEDULE 1 TO EXHIBIT C
                       DEFINITION OF BASE BUILDING SHELL

        Landlord shall be responsible to construct the following improvements (collectively referred to in this Lease as the "Base Building Shell") and such improvements shall not be considered Tenant Improvements:

Building Shell Construction Standards:

  Site Work

        DESIGN

         - In accordance with site planning and design criteria if the City of Irvine.

        UNDERGROUND UTILITIES

         -      277/480 volt, three phase, four wire electrical service

         -      Water

         -      Storm sewer

         -      Sanitary sewer

         -      Telephone

         -      Gas

        PARKING LOT

         - Asphalt with concrete curbs and concrete curb and gutter where storm water run off is adjacent to curb

        PARKING LOT LIGHTING

         -      High pressure sodium, pole top, to City standard lighting levels

        PEDESTRAIN LIGHTING

         - Tree uplighting and low level metal bollard fixtures to City standard lighting levels

        LANDSCAPING

         - Exterior building and parking areas to be landscaped and irrigated with automatic sprinkler system per approved Landscape Architecture

        WALL PANELS

         - Site cast tilt-up concrete, 8 1/2" thick, reinforced panels, integral reveals with a painted finish

        GLASS & GLAZING SYSTEMS

         - All elevations, 1/4" reflective glass in a 2 1/2" X 4" aluminum mullion system

         -      5' tall windows around the building perimeter

        ENTRANCE WINDOW WALLS

         - Glass curtain wall of 1/4" tinted glass, narrow stile entrance doors, concealed overhead closers. Similarly designed window walls at the 2 secondary entrance/exits from the building

        ENTRY FEATURE

         - Architectural feature combining canopy and column elements with architectural paving

Structural Systems

        SLAB ON GRADE FLOOR

         - 5" concrete with #3 reinforcing bars at 18" o/c each way over 4" of sand with 10-mil visqueen barrier centered in sand

         -      20' X 30' structural bays

        2ND FLOOR SYSTEM

         - Steel beams and columns with truss joists at 24" o/c, 3/4" plywood with 1" Gyp-Crete fill

         -      40' X 30' columns spacing

         - Open web steel girders with open web steel joists at 6'0", 3/4" plywood over metal decking with 1" Gyp-Crete topping



                                  EXHIBIT "C"

        ROOF SYSTEM

         -      Column and truss system with concrete equipment pad

Thermal Moisture Protection

        ROOF SYSTEM

         - 4-ply built-up roof over rigid insulation over 1 1/2" metal deck consisting of 3-plys of roofing material with mineral cap sheet

        INSULATION

         -      R-19 rigid insulation at roof

        FLOOR/CEILING HEIGHTS

         -      Floor-to-floor dimensions: 15'0"

         -      First floor ceiling height: 10'0"

         -      Second floor ceiling height: 10'0"

        MECHANICAL SCREEN

         - Architectural metal panels mounted on a support framing to match concrete wall panels.

Exit Stairway

        TREADS & LANDINGS

         -      Pan filled concrete, with vinyl treads and vinyl tile

        EXTERIOR DOORS

         -      Hollow metal, 3' X 8' typical

Lobby Stairway

        TREADS & LANDINGS

         -      Wood construction with carpet Lobby Finishes

        FLOORING

         -      Carpet

         -      4" topset rubber base

        WALLS

         -      Painted drywall

         -      Open to second floor

        CEILINGS

         -      Drywall finished smooth and painted to match walls

        SUITE ENTRY DOORS

         - 3' X 8'0" solid core, hardwood finished doors in aluminum frames with dull chrome finish hardware

        LIGHTING

         - Recessed down light fixtures, with chrome trim ring and wall mounted sconce light fixtures

Toilet Rooms

        FLOORS

         -      8" X 8" paver tile

        WALLS

         -      8" X 8" tile to 4'6" wainscot height on wet walls

         - 5/8" water resistant gypsum drywall on 3 5/8" studs to secured to structure for other walls

         -      Accent wall to be painted

         -      3 1/2" acoustic heat insulation to all walls

        CEILING

         -      Painted smooth finish drywall



        TOILET COMPARTMENTS

         -      Floor mounted partitions with plastic laminate finish



                                  EXHIBIT "C"

        LAVATORIES

         -      Plastic laminate lavatory top with self-rimming porcelain sink

        MIRRORS

         - Vision quality mirrors above lavatories, full width and full height to ceiling, one mirror per Toilet Room

        ACCESSORIES

         -      Bobrick style recessed and semi-recessed stainless steel

Janitorial Room

         - On 1st floor with drywall walls, FRP back splash and Janitor's sink

Elevator

        PASSENGER ELEVATOR

         -      Hydraulic

         -      Speed: 150 feet per minute

         -      Capacity: 2,500 pounds

         -      Ceiling height: 8'0"

         -      Cab return and door: Brushed stainless steel

         -      Cab ceiling: Polished stainless steel

         -      Cab floor: Carpet to match Lobby carpet

         -      Cab walls: Plastic laminate panels

         -      Cab base: Brushed stainless steel

         -      Cab lighting: Down lights/manufacturer standard

         -      Elevator Machine Room will be provided

Mechanical systems

        HVAC

         - Air conditioning is provided by roof top packaged VAV units, one per floor. Main supply air duct loop and hot water supply and return pipes for re-heat are provided in shell

         -      Exhaust air from Restrooms is provided by roof mounted exhaust


        PLUMBING

         -      One 4" sewer lateral

         -      One 2" water service

         -      One 3" gas line

        FIRE PROTECTION SYSTEM

         -      All buildings fully sprinklered (drops by tenant)

         -      System designed for Ordinary Hazard - Group II

Electrical Systems

         -      227/480 volt three phase 4 wire service

         -      Transformer on grade with bus duct

         -      Electrical service capacity suitable for:

                - 31 watts per s.f. of building, to accommodate HVAC, lighting, data processing, computer loads and convenience outlets

                - Main Electrical Room supplied with underground pull sections,
                  1600 amp 277/480 volt multi metering main switchboard. One 800 amp meter and main with house meter and main circuit breaker.
                  (4) 200 amp future meter and main spaces for tenant spaces, One 277/480 volt and one 120/208 volt house panel with space for future tenant's power distribution.

                - One 4" conduit underground incoming conduit for telephone services

                - Conduit size for 2000 amp service


                - (1) 4" conduit from Electrical Room to public utility
                  easement(s) for connection to data/fiber-optic service as available

                - Conduit system for telephone will be brought to building
                  Electrical Room via two (2) 4" diameter conduit sleeves



                                  EXHIBIT "C"

              - Plywood back board shall be provided in the Electrical Room

              - (1) 4" conduit from telephone backboard to stub out at street for future cable



                                  EXHIBIT "C"

                                  EXHIBIT "D"

                           NOTICE OF LEASE TERM DATES

To:                                    Date:
    ------------------------------          ------------------------------------

    ------------------------------

    ------------------------------


        Re: Lease dated August 25, 2000 (the "Lease"), between ALTON IRVINE PARTNERS, LLC, a California limited liability company ("LANDLORD"), and RAINBOW TECHNOLOGIES, INC., a Delaware corporation ("TENANT"), concerning building located at 8 Hughes, Irvine, California (the "Premises").

To Whom It May Concern:

        In accordance with the subject Lease, we wish to advise and/or confirm as follows:

        1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto. Nothing contained in this paragraph shall operate to (i) relieve Landlord of liability for latent defects as described in the Lease nor (ii) waive Landlord's warranties contained in the Lease.

        2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is________________________, and the Term of the Lease will expire on__________________.

        3. That in accordance with the Lease, rent commenced to accrue on________________.

        4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

        5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to Landlord c/o Acacia Properties, 250 Newport Center Drive, Suite 101, Newport Beach, California 92660.

        6. The number of Rentable Square Feet within the Premises is 43,586 square feet.


TENANT:                                LANDLORD:


RAINBOW TECHNOLOGIES, INC.             ALTON IRVINE PARTNERS, LLC, a California
a Delaware corporation                 limited liability company


By:                                    By:
   -------------------------------       ---------------------------------------
Print Name:                                David A. Parker, Managing Member
            ----------------------
Print Title:
            ----------------------
By:
   -------------------------------
   Print Name:
              --------------------
   Print Title:
               -------------------



                                  EXHIBIT "D"

                                  EXHIBIT "E"

                        DEFINITION OF OPERATING EXPENSES

        1. ITEMS INCLUDED IN OPERATING EXPENSES. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means: all costs and expenses of operation and maintenance of the Building and the Premises (as such terms are defined in the Lease), as determined by standard accounting practices, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 3 below: (a) Real Property Taxes and Assessments (as defined in Paragraph 2 below) and any taxes or assessments imposed in lieu thereof; (b) any and all assessments imposed with respect to the Building pursuant to any covenants, conditions and restrictions affecting the Premises or the Building; (c) water and sewer charges and the costs of electricity and other utilities; (d) utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises; (e) costs of insurance obtained by Landlord pursuant to Paragraph 18 of the Lease;(f) waste disposal; (g) security; (h) third party management costs incurred by Landlord in connection with Landlord's performance of its obligations under the Lease in amounts consistent with management fees charged by other providers for similar services provided to commercial office buildings which are located in the general area of the Premises, including, without limitation: (i) supplies, and (ii) wages and salaries (and payroll taxes and similar governmental charges related thereto) of employees; (i) supplies, materials, equipment and tools including rental of personal property used for maintenance; (j) maintenance, costs and upkeep of all parking and other areas of the Premises; (k) depreciation on a straight line basis and rental of personal property used in maintenance; (l) amortization on a straight line basis over the useful life together with interest at the Interest Rate on the unamortized balance of all capitalized expenditures which are: (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Premises at the time it was originally constructed; or
(iii) for replacement of any Premises equipment needed to operate the Premises at the same quality levels as prior to the replacement; (m) costs and expenses of gardening and landscaping; (n) maintenance of Tenant signage; (o) reasonable accounting, audit, verification, legal (other than legal fees incurred by Landlord in connection with a dispute in which Tenant is the prevailing party) and other consulting fees incurred in connection with this Lease; and (p) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items.

        2. REAL PROPERTY TAXES AND ASSESSMENTS. The term "Real Property Taxes and Assessments", as used in this Exhibit "E", means: any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises or the Building, adjusted to reflect an assumption that the Building is fully assessed for real property tax purposes as a completed building ready for occupancy, including the following by way of illustration but not limitation: (a) any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises; (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "real property taxes" for the purposes of this Lease; (c) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable by Tenant hereunder, including, without limitation, any gross receipts tax or excise tax levied by state, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof but not on Landlord's other operations; (d) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and/or (e) any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system (including assessment districts) instituted within the geographic area of which the Building is a part.

        3. ITEMS EXCLUDED FROM OPERATING EXPENSES. Notwithstanding the provisions of Paragraphs 1 and 2 above to the contrary, "Operating Expenses" will not include: (a) Landlord's federal or state income, franchise, inheritance or estate taxes; (b) costs incurred by Landlord for the repair of damage to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by other third persons; (c) depreciation, amortization and interest payments, except as specifically provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices; (d) costs of a capital nature, including, without limitation, capital improvements, capital replacements, capital



                                  EXHIBIT "E"
                                       -1-
repairs, capital equipment and capital tools, all as determined in accordance with standard accounting practices; provided, however, the capital expenditures set forth in Subparagraph 1(n) above will in any event be included in the definition of Operating Expenses; (e) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Premises; (f) costs, including permit, license and inspection costs, incurred with respect to the installation of the original Tenant Improvements for the Premises; (g) except for the management fees described in Subparagraph 1(i) above, costs of Landlord's general corporate overhead; (h) all items and services for which Tenant reimburses Landlord (other than through operating expense pass-through provisions); and (i) costs arising from Landlord's charitable or political contributions.



                                  EXHIBIT "E"

                                  EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

        The undersigned, ALTON IRVINE PARTNERS, LLC, a California limited liability company ("Landlord"), with a mailing address c/o Acacia Properties, 250 Newport Center Drive, Suite 101, Newport Beach, California 92660, and RAINBOW TECHNOLOGIES, INC. a Delaware corporation ("Tenant"), hereby certify to_______________________________________________________, as follows:

        1. Attached hereto is a true, correct and complete copy of that certain lease dated August 25, 2000, between Landlord and Tenant (the "Lease"), regarding the premises located at 8 Hughes, Irvine, California (the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

        2. The Term of the Lease commenced on_________________________________.

        3. The Term of the Lease shall expire on_______________________________.

        4. The Lease has: (Initial one)

        (______) not been amended, modified, supplemented, extended, renewed or assigned.

        (______) been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:

        ________________________________________________________________________

        ________________________________________________________________________

        5. Tenant has accepted and is now in possession of the Premises.

        6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to____________________________________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of_______________________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

        7. The amount of Monthly Base Rent is $________________________________.

        8. The amount of security deposits (if any) is $_______________________.

No other security deposits have been made except as follows:___________________

________________________________________________________________________________

_______________________________________________________________________________.

        9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:_______

________________________________________________________________________________

_______________________________________________________________________________.

        10. All work required to be performed by Landlord under the Lease has been completed except as follows:_______________________________________________

________________________________________________________________________________

_______________________________________________________________________________.


        11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:____________________________________________________

________________________________________________________________________________

_______________________________________________________________________________.

        12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows:______________________________________________________________

________________________________________________________________________________

_______________________________________________________________________________.

        13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows:_____________________________________

________________________________________________________________________________

_______________________________________________________________________________.



                                  EXHIBIT "F"

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

        The foregoing certification is made with the knowledge that_____________________________ is about to fund a loan to Landlord or______________________________________ is about to purchase the Building from
Landlord and that___________________________________________ is relying upon the representations herein made in funding such loan or in purchasing the Building.


        IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of_________________________, 20__.



TENANT:                                 LANDLORD:


RAINBOW TECHNOLOGIES, INC.              ALTON IRVINE PARTNERS, LLC, a California
a Delaware corporation                  limited liability company


By:                                     By:
   ----------------------------------      -------------------------------------
   Print Name:                              David A. Parker, Managing Member
               ----------------------
   Print Title:
               ----------------------
By:
   ----------------------------------
   Print Name:
              -----------------------
   Print Title:
               ----------------------



                                  SAMPLE ONLY
                              [NOT FOR EXECUTION]



                                  EXHIBIT "F"

                                  EXHIBIT "G"

                             RULES AND REGULATIONS

        A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Building and the Premises. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

        1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

        2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

        3. Tenant will not obstruct any sidewalks, passages, exits or entrances of the Premises. The sidewalks, passages, exits and entrances are not open to the general public, but are open, subject to reasonable regulations, to Tenant's Authorized Users. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Premises, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. Neither Tenant nor any Authorized User will go upon the roof of the Building.

        4. Landlord reserves the right to prevent access to the Premises in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

        5. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as reasonably determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment which cause noise or vibration that may be transmitted to the structure of the Building to such a degree as to be objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

        6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and, except as provided in connection with any security system installed by Tenant and approved by Landlord, Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord the actual cost therefor.

        7. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with, Landlord's reasonable rules and requirements applicable to such services.

        9. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or occupants of adjacent buildings by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.



                                  EXHIBIT "G"

        9. Notwithstanding anything to the contrary contained in Section 39 of the Lease, Landlord reserves the right, exercisable with notice and without liability to Tenant, to change the name and/or street address of the Building if required under applicable law or pursuant to court order. Without the written consent of Landlord, Tenant will not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

        10. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by Tenant.

        11. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease.

        12. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building. Tenant will not interfere with radio or television broadcasting or reception from or in the Premises or elsewhere.

        13. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

        14. Landlord reserves the right to exclude or expel from the Premises any person who, in Landlord's reasonable judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

        15. Tenant will dispose of its trash and garbage only at dumpsters located on the Premises. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

        16. The Premises will not be used for lodging.

        17. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations reasonably established by Landlord or established by any governmental agency.

        18. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

        19. Tenant shall use at Tenant's cost such pest extermination and control contractor(s) as Landlord reasonably may direct and at such intervals as Landlord may reasonably require.

        20. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

        21. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may temporarily waive any one or more of these Rules and Regulations for the benefit of Tenant, but no such waiver by Landlord will prevent Landlord from thereafter enforcing any such Rules and Regulations against Tenant.

        22. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Premises and for the preservation of good order therein provided said Rules and Regulations do not materially and adversely affect Tenant's use of the Premises. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

        B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

        1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas



                                  EXHIBIT "G"
overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks (except for emergency vehicles). No extended term storage of vehicles is permitted.

        2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

        3. All directional signs and arrows must be observed.

        4. The speed limit within all parking areas shall be five (5) miles per hour.

        5. Parking is prohibited:

           (a) in areas not striped for parking;

           (b) in aisles or on ramps;

           (c) where "no parking" signs are posted;

           (d) in cross-hatched areas; and

           (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

        6. [Intentionally Omitted]

        7. Washing, waxing, cleaning or servicing of any vehicle (other than in the case of an emergency) in any area not specifically reserved for such purpose is prohibited.

        8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

        9. Landlord shall not be responsible for any damage or loss occurring in the parking areas except if caused by an act of Landlord or its agents or employees.

        10. [Intentionally Omitted]

        11. Landlord reserves the right from time to time to modify and/or adopt such other reasonable rules and regulations for the parking facilities as it reasonably deems necessary for the operation of the parking facilities, so long as such modifications or additions do not materially and adversely affect Tenant's use of the Premises.



---------------------------------               --------------------------------
Landlord's Initials                             Tenant's Initials





                                  EXHIBIT "G"

                                  EXHIBIT "H"

                         SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

        THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
("Agreement") made to be effective the    day of              , 2000, between
CHINATRUST BANK (U.S.A.), a California banking corporation (hereinafter called "Lender"), ALTON IRVINE PARTNERS, LLC, a California limited liability company (sometimes hereinafter referred to as "Borrower"), and the person or entity described as "Tenant" at the end hereof (hereinafter called "Tenant");

                               W I T N E S S E T H

        WHEREAS, Lender is now or concurrently herewith is about to become the owner and holder of a deed of trust (the "Deed of Trust"), covering Borrower's interests in the real property described in SCHEDULE 1, attached hereto and made a part hereof for all purposes, and the buildings and improvements thereon, except as otherwise provided in the Lease (as hereinafter defined) (hereinafter collectively called the "Property"), securing the payment of a loan (the "Loan") made or to be made by Lender to Borrower as more particularly described in Supplement I; and

        WHEREAS, Tenant is the holder of a leasehold estate pursuant to a lease (hereinafter called the "Lease") covering the Property as more particularly described in SCHEDULE 2 ("Premises"); and

        WHEREAS, Borrower (with such party and its successors and assigns occupying the position of landlord under the Lease being referred to collectively hereinafter as "Landlord") has assigned its rights as landlord under the Lease to Lender to facilitate repayment of the Loan and performance of its obligations under the Deed of Trust; and

        WHEREAS, Tenant and Lender desire to confirm their understanding with respect to the Lease and the Deed of Trust;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender and Tenant hereby agree and covenant as follows:

        1. SUBORDINATION AGREEMENT. The Lease is hereby made, and shall at all times continue to be, subject and subordinate in each and every respect, to the lien of the Deed of Trust and to any and all liens, interests and rights created thereby and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust or the indebtedness or other obligations secured thereby.

        2. NONDISTURBANCE. So long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, (a) Tenant's possession of the Premises and Tenant's rights and privileges under the Lease, or any extensions or renewals thereof, shall not be diminished or interfered with by Lender in the exercise of any of its rights under the Deed of Trust or by any party who acquires the Property from Lender as a result of the exercise by Lender of any such rights, (b) Tenant's occupancy of the Premises shall not be disturbed by Lender in the exercise of any of its rights under the Deed of Trust during the term of the Lease or any extensions or renewals thereof or by any party who acquires the Property from Lender as a result of the exercise by Lender of any such rights, and (c) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Deed of Trust or any other instrument evidencing or securing the Loan.

        3. ATTORNMENT. If any proceedings are brought for the foreclosure of the Deed of Trust, or if the Property is sold pursuant to a trustee's sale under the Deed of Trust, or if Lender becomes owner of the Property by acceptance of a deed or assignment in lieu of foreclosure or otherwise, Tenant shall attorn to the Lender or purchaser, as the case may be, upon any such foreclosure sale or trustee's sale, or acceptance by Lender of a deed or assignment in lieu of foreclosure, and Tenant shall recognize Lender or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time, and from time to time, within five (5) business days after the request of Landlord, any holder(s) of any of the indebtedness or other obligations secured by the Deed of Trust, or any such purchaser, all instruments or certificates which, in the reasonable judgment of Landlord, such holder(s) or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. In the event of any such attornment, Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect



                                   EXHIBIT "H"
the Lease and the obligation of Tenant thereunder as a result of any such foreclosure proceeding or trustee's sale.

        4. LENDER'S RIGHTS, REMEDIES AND LIABILITY AS A LANDLORD OR LENDER IN POSSESSION. If Lender shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Property upon any foreclosure of the Deed of Trust or any trustee's sale under the Deed of Trust, Lender or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. Thereafter, Lender or such purchaser shall be bound to Tenant under all the terms, covenants, and conditions of the Lease, and Tenant shall, from and after the succession to the interest of Landlord under the Lease by Lender or such purchaser, have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Lender or such purchaser had not succeeded to the interest of Landlord, and Tenant shall be bound to Lender or such purchaser under all of the terms, covenants and conditions of the Lease. However, Lender or such purchaser shall not be:

               (a) liable for any act or omission of any prior landlord (including Landlord); or

               (b) subject to offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

               (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord), unless the same was paid to and received by Lender; or

               (d) bound by any representation or warranty contained in the Lease or made by any party to Tenant, including, but not limited to, Landlord; or

               (e) bound by any amendment or modification of the Lease made without Lender's consent; or

               (f) liable for any security deposit or other sum(s) paid by Tenant to Landlord.

Neither Lender nor any other party who from time to time shall be included in the definition of Lender hereunder, shall have any liability or responsibility under or pursuant to the terms of this Agreement from the date it ceases to own an interest in or to the Property. Tenant further acknowledges and agrees that neither Lender nor any purchaser of the Property at any foreclosure sale nor any grantee of the Property named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Lender or of any such purchaser or grantee, has or shall have any personal liability for the obligations of Landlord under the Lease, except to the extent of the rents, security deposits, and insurance and condemnation proceeds actually received and the equity in the Property then owned by such party.

        5. NO WAIVER. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed.

        6. NOTICES. Tenant hereby acknowledges and agrees that:

               (a) From and after the date hereof, in the event of any act or omission of Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to Lender, and (ii) until the expiration of thirty (30) days following such giving of notice to Lender in which time period Lender shall be entitled to cure any such acts or omissions of Landlord, or begin the cure and diligently pursue the cure if such cure, by its nature, cannot reasonably be effected within such thirty (30) day period.

               (b) Tenant shall send to the Lender a copy of any default, notice or statement sent by Tenant to Landlord under the Lease, at the same time such default, notice or statement is sent to Landlord.

               (c) If Lender notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant shall honor such demand and pay its rent and all of the sums due under the Lease directly to Lender or as otherwise required pursuant to such notice. In connection therewith, Landlord, by its execution of this Agreement, hereby acknowledges and agrees that in the event of a default under the Deed of Trust, Tenant may pay all rents and all of the sums due under the Lease directly to Lender as provided hereinabove upon notice from Lender that Landlord is in default. If Tenant shall make rental payments to the Lender following receipt of notice that Landlord is in default, Landlord hereby waives any claims against Tenant for the amount of such payments made by Tenant to Lender.



                                   EXHIBIT "H"

        7. COVENANTS. Tenant shall not, without obtaining the prior written consent of Lender, (a) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, (b) voluntarily surrender the Premises or terminate the Lease without cause, or (c) assign the Lease or sublet the Premises other than pursuant to the provisions of the Lease.

        8. AMENDMENTS/SUCCESSORS. This Agreement and the Lease may not be amended or modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns, and any purchaser or purchasers at foreclosure of the Property, and their respective heirs, personal representatives, successors and assigns.

        9. NOTICE OF MORTGAGE. To the extent that the Lease shall entitle Tenant to notice of any mortgage, or deed of trust, this Agreement shall constitute such notice to Tenant with respect to the Deed of Trust and to any and all modifications, renewals, extensions, replacements and/or consolidations of the Deed of Trust and to any and all other mortgages or deeds of trust which may hereafter be subject to the terms of this Agreement as provided above. Tenant has not received notice of any assignment, hypothecation, mortgage, or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder other than that given to Lender. Tenant consents to the Deed of Trust and to the assignment of Landlord's rights under the Lease to Lender. Lender may, at its election, in its sole and absolute opinion and judgment, subordinate the lien of the Deed of Trust to the Lease and the leasehold interest created thereby, and make said lien subject to the Lease by providing Landlord and Tenant written notice of such election at any time prior to completion of a foreclosure of the Deed of Trust, whether judicial or through the power of sale contained in the Deed of Trust, or the acceptance of any assignment or deed in lieu of foreclosure. From and after delivery of such notice to Tenant, the lien of the Deed of Trust shall be subject and subordinate to the Lease and the leasehold estate created thereby.

        10. MULTIPLE COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

        11. CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH MAY ALLOW THE PARTIES AGAINST WHOM YOU CLAIM AN EQUITABLE INTEREST IN REAL PROPERTY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

"Tenant":

RAINBOW TECHNOLOGIES, INC.,
a Delaware corporation

By:
   ---------------------------------------
Its:
    --------------------------------------
       [Printed Name and Title]

By:
   ---------------------------------------
Its:
    --------------------------------------
        [Printed Name and Title]

"Borrower":

ALTON IRVINE PARTNERS, LLC,
a California limited liability partnership

By:
   ---------------------------------------
     David A. Parker, Managing Member



                                   EXHIBIT "H"

"Lender"

CHINATRUST BANK (U.S.A.)
a California banking corporation

By:
   -------------------------------------
Name:
     -----------------------------------
Its:
    ------------------------------------

By:
   -------------------------------------
Name:
     -----------------------------------
Its:
    ------------------------------------




                      [ALL SIGNATURES MUST BE ACKNOWLEDGED]


                                   EXHIBIT "H"

STATE OF_____________)
                     )ss.
COUNTY OF____________)

On_______________________before me,____________________________(here insert name and title of the officer), personally appeared______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.                      (Seal)

Signature___________________________

STATE OF_____________)
                     )ss.
COUNTY OF____________)


On______________________before me,_____________________________(here insert name and title of the officer), personally appeared______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.                      (Seal)

Signature____________________________


STATE OF_____________)
                     )ss.
COUNTY OF____________)



        On__________________________before me,___________________________(here insert name and title of the officer), personally appeared____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.                      (Seal)

Signature____________________________

                                   SCHEDULE 1

                          LEGAL DESCRIPTION OF PROPERTY


PARCEL A:

PARCEL 1, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 205 PAGES 48 AND 49 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, RECORDED MARCH 15, 1984, AS DOCUMENT NO. 84-109547 OF OFFICIAL RECORDS.

ALSO EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED BY GRANTOR AND OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO THE LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM SAID LAND OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, RECORDED MARCH 15, 1984 AS DOCUMENT NO. 84-109547 OR OFFICIAL RECORDS.

PARCEL B:

NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTIONS OF PARCELS 2 AND 4, AS SHOWN ON THE MAP FILED IN BOOK 205 PAGES 48 AND 49 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA, AS DESCRIBED IN THAT CERTAIN "AMENDED AND RESTATED DECLARATION OF EASEMENTS" RECORDED MAY 4, 1988 AS INSTRUMENT NO. 88-206823 OF OFFICIAL RECORDS AND AS SHOWN ON THAT DOCUMENT.


                                  EXHIBIT "I"

                                   SCHEDULE 2

DATE OF LEASE:          August 25, 2000

Landlord:               Alton Irvine Partners, LLC, a California limited
                        liability company

Tenant:                 Rainbow Technologies, Inc., a Delaware corporation

Premises:               8 Hughes, Irvine, California

Original Principal
Amount of Note:         $_________________________

Deed of Trust Dated:

Deed of Trust Recorded:



County:                 Orange




                                  EXHIBIT "I"

                                  EXHIBIT "I"

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Alton Irvine Partners, LLC
c/o Acacia Properties
250 Newport Center Drive, Suite 101
Newport Beach, California 92660
Attention:  Mr. David Pittman

________________________________________________________________________________
                                             SPACE ABOVE LINE FOR RECORDER'S USE

                              MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE ("Memorandum") dated as of August 25, 2000, is entered into between ALTON IRVINE PARTNERS, LLC, a California limited liability company ("Landlord"), and RAINBOW TECHNOLOGIES, INC., a Delaware corporation ("Tenant").

                                    Recitals

        A. On or about August 25, 2000, Landlord and Tenant entered into that certain Standard Office Building Lease ("Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain real property and improvements commonly known as 8 Hughes, Irvine, California and more particularly described in attached Schedule 1 and incorporated by reference ("Premises").

        B. Landlord and Tenant desire to execute this Memorandum to provide constructive notice of Tenant's rights under the Lease to all third parties.

                                   Agreement

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

               1. Term. Landlord leases the Premises to Tenant for a term of five (5) years, commencing on substantial completion of the "Tenant Improvements" (as defined in the Lease). Tenant has two options to extend the term of the Lease for five (5) years in each instance, on and subject to the terms and conditions contained in the Lease.

               2. Lease Terms. This lease of the Premises to Tenant is pursuant to the Lease, which is incorporated in this Memorandum by reference.

               3. Assignment. Except as expressly permitted in the Lease, Tenant may not assign the Lease or sublease, encumber or otherwise transfer the Premises or any portion thereof without Landlord's prior written consent, and any such transfer without such consent shall be void.

               4. Successors and Assigns. This Memorandum and the Lease shall bind and inure to the benefit of the parties and their respective heirs, successors, and assigns, subject, however, to the provisions of the Lease on assignment.

               5. Governing Law. This Memorandum and the Lease shall be governed by the laws of the State of California.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first above written.

"Tenant":

RAINBOW TECHNOLOGIES, INC.,
a Delaware corporation

By:
   ----------------------------------
Its:
    ---------------------------------
        [Printed Name and Title]


By:
   ----------------------------------
Its:
    ---------------------------------
        [Printed Name and Title]


                                   EXHIBIT "I"

"Landlord":

ALTON IRVINE PARTNERS, LLC,
a California limited liability partnership

By:
   ----------------------------------------
      David A. Parker, Managing Member


                                  EXHIBIT "I"

STATE OF_____________)
                     )ss.
COUNTY OF____________)

On______________________before me,___________________(here insert name and title of the officer), personally appeared_______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.                      (Seal)

Signature____________________________


STATE OF_____________)
                     )ss.
COUNTY OF____________)

On______________________before me,_____________________(here insert name and title of the officer), personally appeared____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.                      (Seal)

Signature____________________________


STATE OF_____________)
                     )ss.
COUNTY OF____________)

On__________________________before me,_____________________________(here insert name and title of the officer), personally appeared___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.                      (Seal)


Signature____________________________


                                  EXHIBIT "I"

                                   SCHEDULE 1

                         LEGAL DESCRIPTION OF PREMISES


PARCEL A:

PARCEL 1, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 205 PAGES 48 AND 49 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, RECORDED MARCH 15, 1984, AS DOCUMENT NO. 84-109547 OF OFFICIAL RECORDS.

ALSO EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED BY GRANTOR AND OWNED OR USED BY GRANTOR IN CONNECTION WITH OR WITH RESPECT TO THE LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM SAID LAND OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER, RIGHTS OR INTERESTS ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, LITTORAL, PERCOLATING, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, RECORDED MARCH 15, 1984 AS DOCUMENT NO. 84-109547 OR OFFICIAL RECORDS.

PARCEL B:

NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTIONS OF PARCELS 2 AND 4, AS SHOWN ON THE MAP FILED IN BOOK 205 PAGES 48 AND 49 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA, AS DESCRIBED IN THAT CERTAIN "AMENDED AND RESTATED DECLARATION OF EASEMENTS" RECORDED MAY 4, 1988 AS INSTRUMENT NO. 88-206823 OF OFFICIAL RECORDS AND AS SHOWN ON THAT DOCUMENT.